                               [GRAPHIC OMITTED]

                            [Regional Location Map]

                           Southern California Region
                              Demographic Profile

                                State of         Los Angeles    Orange      Riverside    San Bernard   San Diego       Venture
                               California          County       County       County        County       County         County
-----------------------------------------------------------------------------------------------------------------------------------
Description
          2000 Projection       34,013,478        9,437,390    2,672,146    1,670,268    1,950,857     2,824,875       786,151
            1995 Estimate       31,666,352        9,061,391    2,539,746    1,418,317    1,674,015     2,699,202       723,257
              1990 Census       29,760,022        8,863,164    2,410,556    1,170,413    1,418,380     2,498,016       669,016
              1980 Census       23,667,910        7,477,507    1,932,710      663,166      895,016     1,861,847       529,174

Annual Increase 1980-1995              2.0%             1.3%         1.8%         5.2%        4.3%           2.5%          2.1%
Annual Increase 1990-1995              1.2%             0.4%         1.0%         3.9%        3.4%           1.6%          1.6%
Annual Increase 1950-2000              1.4%             0.8%         1.0%         3.3%        3.1%           0.9%          1.7%
-----------------------------------------------------------------------------------------------------------------------------------
Households
          2000 Projection       12,050,506        3,173,740      949,451      576,868      652,615     1,055,160       269,441
            1995 Estimate       11,142,914        3,067,548      693,154      489,802      554,881       992,296       243,560
              1990 Census       10,381,206        2,989,552      827,066      402,067      464,737       887,403       217,298
              1980 Census        8,629,867        2,730,469      686,267      242,937      308,643       670,094       172,781

Annual Increase 1980-1995              1.7%             0.8%         1.6%         4.8%         4.0%          2.7%          2.3%
Annual Increase 1990-1995              1.4%             0.5%         1.5%         4.0%         3.6%          2.3%          2.3%
Annual Increase 1995-2000              1.6%             0.7%         1.2%         3.3%         3.3%          1.2%          2.0%
-----------------------------------------------------------------------------------------------------------------------------------
Avg Household Size
          2000 Projection             2.82             2.97         2.81         2.90         2.99          2.68          2.92
            1995 Estimate             2.84             2.95         2.84         2.90         3.02          2.72          2.97
              1990 Census             2.87             2.96         2.91         2.91         3.05          2.81          3.08
              1980 Census             2.74             2.74         2.82         2.73         2.90          2.78          3.06
-----------------------------------------------------------------------------------------------------------------------------------
Household Income
                  Average          $53,227          $53,900      $57,056      $47,230      $46,535       $50,936       $64,275
                   Median          $41,395          $40,054      $54,407      $38,390      $38,620       $40,100       $54,441
-----------------------------------------------------------------------------------------------------------------------------------
Per Capita Income                  $19,128          $18,604      $23,892      $16,628      $15,749       $19,385       $22,038
-----------------------------------------------------------------------------------------------------------------------------------
Median Age                            32.4             31.4         32.6         31.6         29.6          32.1          33.4
-----------------------------------------------------------------------------------------------------------------------------------
Home-ownership                        55.6%            48.2%        60.1%        67.4%        63.3%         53.8%         65.5%
-----------------------------------------------------------------------------------------------------------------------------------
Median Home Price                 $195,500         $174,600     $205,900     $120,000     $120,000      $175,800      $214,200
(As of November 1995)
-----------------------------------------------------------------------------------------------------------------------------------
Education
    Bachelors Degree Only             15.3%            14.5%         18.7%        9.7%         9.8%         16.5%          15.1%
          Graduate Degree              8.1%             7.8%          9.1%        4.9%         5.2%          8.8%           7.9%
-----------------------------------------------------------------------------------------------------------------------------------

Source: Equifax National Decision Systems
--------------------------------------------------------------------------------

                           Southern California Region
                            Employment Data ('000's)

                                                                Finance,
                                                               Insurance &                                                Compound
                                       Trans. &                   Real                                          Total       Annual
                    Const.    Mfg.     Utilities      Trade      Estate     Services     Gov't      Total     Employment   Change
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles
Year 1980           153.0     938.6     214.1          934.3     382.6      1,134.3      508.0     4,264.9      4,319.0       --
     1985           163.0     921.3     225.9        1,024.2     409.6      1,420.4      517.0     4,681.4      4,733.8     1.85%
     1990           214.1     894.0     248.5        1,128.8     484.3      1,784.0      572.4     5,326.1      5,378.6     2.59%
     1995           169.0     725.5     231.9          999.7     447.3      1,802.5      558.8     4,934.7      4,979.8    -1.53%
     2000           169.7     724.1     227.5          990.2     465.2      1,905.6      566.1     5,048.4      5,092.5     0.45%
     2010           165.1     717.1     221.4          985.2     499.2      2,100.5      590.6     5,279.1      5,322.7     0.44%
-----------------------------------------------------------------------------------------------------------------------------------
Orange
Year 1980            61.4     226.1      31.0          235.7     115.2        247.4      121.4     1,038.2      1,058.4      --
     1985            66.4     249.6      39.0          294.6     135.4        354.2      126.1     1,265.3      1,288.2     4.01%
     1990            92.6     261.3      45.1          361.4     173.6        486.5      142.7     1,563.2      1,590.9     4.31%
     1995            74.0     231.2      45.8          348.9     177.4        538.0      133.5     1,548.8      1,575.5    -0.19%
     2000            76.0     245.8      48.8          373.2     198.4        612.5      135.9     1,690.6      1,718.0     1.75%
     2010            77.4     265.5      54.6          424.5     240.7        764.2      146.2     1,973.1      2,002.1     1.54%
-----------------------------------------------------------------------------------------------------------------------------------
Riverside
Year 1980            16.3      27.0       9.4           53.4      24.7         59.8       50.0       240.6        262.8      --
     1985            25.4      30.2      10.9           68.5      25.6         81.3       54.5       296.4        322.3     4.17%
     1990            47.1      38.7      15.3           96.7      34.3        125.1       70.3       427.5        456.2     7.20%
     1995            40.3      40.2      15.1          106.6      35.0        146.8       71.8       455.8        484.5     1.21%
     2000            45.3      44.6      15.7          116.9      37.8        162.6       75.1       498.0        528.0     1.73%
     2010            48.5      51.2      17.0          138.3      43.1        193.4       84.4       575.9        607.8     1.42%
-----------------------------------------------------------------------------------------------------------------------------------
San Bernardino
Year 1980            19.5      39.9      20.0           73.1      26.9         73.8       80.5       333.7        343.4       --
     1985            29.4      42.3      24.4           91.4      25.1        104.5       91.9       409.0        420.4     4.13%
     1990            44.2      55.3      29.0          127.6      33.0        150.7      106.7       546.5        558.8     5.86%
     1995            37.6      58.5      32.1          142.1      35.8        177.7      110.1       593.9        606.0     1.63%
     2000            40.2      65.0      33.7          156.5      38.7        197.3      114.5       645.9        658.0     1.66%
     2010            39.0      74.6      36.2          184.2      43.4        232.4      123.3       733.1        745.7     1.26%
------------------- ----------------------------------------------------------------------------------------------------------------
San Diego
Year 1980            46.5     112.2      31.8          174.6      84.1        217.8      282.7       949.7        979.5       --
     1985            63.6     127.6      36.3          220.7      98.5        304.5      286.6     1,137.8      1,166.9     3.56%
     1990            83.9     142.3      44.2          282.1     120.2        414.9      315.6     1,403.2      1,435.5     4.23%
     1995            73.7     137.1      43.8          281.1     118.5        473.8      301.0     1,429.0      1,460.3     0.34%
     2000            83.6     153.1      47.8          314.4     129.4        541.1      303.0     1,572.4      1,604.6     1.90%
     2010            98.0     177.5      55.8          387.8     152.7        688.7      318.7     1,879.2      1,913.2     1.77%
------------------------------------------------------------------------------------------------------------------------------------
Ventura
Year 1980            11.0      24.9       7.4           43.3      18.7         46.5       45.7       197.5        219.8       --
     1985            14.0      29.7       9.2           56.4      20.3         64.8       46.5       240.9        261.9     3.57%
     1990            23.0      35.6      13.4           68.1      25.0         91.7       51.0       307.8        331.2     4.81%
     1995            19.2      36.0      12.6           70.7      27.1        112.4       51.5       329.5        353.8     1.33%
     2000            20.2      40.0      13.4           75.7      29.3        129.6       52.9       361.1        386.2     1.77%
     2010            19.1      45.9      14.9           84.7      32.9        162.8       55.4       415.7        441.9     1.36%
-----------------------------------------------------------------------------------------------------------------------------------

Source: Woods & Poole
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                      [Map]

                              TRIP ALLOCATION CHART
                               Century City North
================================================================================

                                                                                   Area
Ref. Descriptions/                                           Parcel        Land       Improvements   No. of   Year
No.  Address                          Ownership                 No.       SF/Acres              SF  Stories   Built
======================================================================================================================
======================================================================================================================
 1   Prime Sports Building          RE International       4319-001-001    93,218          114,904       7     1977
     10000 Santa Monica             Investors, Inc.                          2.14
          Boulevard
----------------------------------------------------------------------------------------------------------------------
 2   Northrop Plaza I               Calif. State Teachers  4319-001-903    59,242          250,000      15     1970
     1800 Century Park East         Retirement System                        1.26
----------------------------------------------------------------------------------------------------------------------
 3   Northrop Plaza II              Calif. State Teachers  4319-001-904    67,518          300,000      19     1983
     1840 Century Park East         Retirement System                        1.55
----------------------------------------------------------------------------------------------------------------------
 4   Century Park Building          Held Properties        4319-001-005    59,677          285,000      15     1970
     1880 Century Park East                                                  1.37
----------------------------------------------------------------------------------------------------------------------
 5   The 1888 Building              JMB 1888 Partners      4319-001-006    93,654          487,308      21     1970
     1888 Century Park East                                                  2.15
----------------------------------------------------------------------------------------------------------------------
 6   1940 Century Park Building     1940 Associates        4319-001-007    30,056           50,000       4     1965
     1940 Century Park East                                                  0.69
----------------------------------------------------------------------------------------------------------------------
 7   AAA Club Building              Automobile Club of     4319-001-008    29,621           53,303      N/A    1963
     1950 Century Park East         Southern California                      0.68
----------------------------------------------------------------------------------------------------------------------
 8   Vacant Land                    AP Properties, Ltd.    4319-001-009    17,860           vacant      none    none
     NE/Century Park E and                                                   0.41            land
       between
     Santa Monica & Olympic
       Blvds
----------------------------------------------------------------------------------------------------------------------
 9   Off Drilling Site #1           AP Properties, Ltd.    4319-001-010    60,113           vacant      none    none
     2010 Century Park East                                                  1.38             land
----------------------------------------------------------------------------------------------------------------------
10   Central Plant                  Century City, Inc.     4319-001-013    71,438           16,940       N/A    1965
     2052 Century Park East                                                  1.64
----------------------------------------------------------------------------------------------------------------------
11   Century City Medical Plaza     Century City Medical   4319-001-014    80,586          350,000      9/18    1968
     2070 Century Park East         Plaza Land Co.                           1.85
----------------------------------------------------------------------------------------------------------------------
12   Pacific Bell Station           Pacific Bell           4319-001-803    54,886            N/A         N/A     N/A
     NE/Century Park E                                                       1.26
       and between
     Santa Monica & Olympic
       Blvds
----------------------------------------------------------------------------------------------------------------------
13   Century Park Plaza             JMB Group Trust III    4319-002-045    44,401          356,387        27    1973
     1801 Century Park East                                                  1.02
----------------------------------------------------------------------------------------------------------------------
14   Gateway East                   Topa Equities, Ltd.    4319-002-046   108,029          308,000        13    1964
     1800 Avenue of the Stars                                                2.48
----------------------------------------------------------------------------------------------------------------------
15   Century Plaza Towers I & II    Delta Towers JV        4319-002-061   524,462        2,250,000        44    1975
     2029-49 Century Park East                                              12.04
----------------------------------------------------------------------------------------------------------------------
16   ABC Entertainment              Delta Towers JV        4319-002-061   524,462          585,000         5    1972
     2040 Avenue of the Stars       (leased fee)                            12.04
----------------------------------------------------------------------------------------------------------------------
17   Off Drilling Site #2           AP Properties, Ltd.    4319-002-053   110,642            N/A         N/A     N/A
     NEC/Constellation Blvd and     (Subject Development                     2.54
     Avenue of the Stars            Parcel)
----------------------------------------------------------------------------------------------------------------------
18   Restaurant Site                AP Properties, Ltd.    4319-002-054    33,106           17,313       N/A    1966
     10131 Constellation Boulevard  (Subject Development                     0.76
                                    Parcel)
----------------------------------------------------------------------------------------------------------------------
19   1st Los Angeles Bank           AP Properties, Ltd.    4319-002-055    42,689           14,742       N/A    1974
     1950 Avenue of the Stars       (Subject Development                     0.96
                                    Parcel)
----------------------------------------------------------------------------------------------------------------------
20   1900 Ave. of the Stars         Shuwa Investments      4319-002-056   108,900          570,000        28    1969
     1900 Avenue of the Stars                                                2.50
----------------------------------------------------------------------------------------------------------------------
21   Century City North             Aetna                  4319-002-057   190,357          605,000        26    1971
     10100 Santa Monica Boulevard                                            4.37
----------------------------------------------------------------------------------------------------------------------
22   Parking Garage                 N/A                    4319-002-058   116,305            N/A         N/A     N/A
     SW/Century Park E and between                                           2.67
     Santa Monica & Olympia Blvds
======================================================================================================================

================================================================================
                                                                       Estimated
                                        Unused Trips                 Replacement
                                     Phase I   Phase II                   Trips
================================================================================
1    Prime Sports Building                                                1,609
     10000 Santa Monica
     Boulevard
--------------------------------------------------------------------------------
 2   Northrop Plaza I                      0          0                   3,500
     1800 Century Park East
--------------------------------------------------------------------------------
 3   Northrop Plaza II                     0          0                   4,200
     1540 Century Park East
--------------------------------------------------------------------------------
 4   Century Park Building                 0          0                   3,990
     1880 Century Park East
--------------------------------------------------------------------------------
 5   The 1888 Building                     0          0                   6,822
     1888 Century Park East
--------------------------------------------------------------------------------
 6   1940 Century Park Building            0          0                     700
     1940 Century Park East
--------------------------------------------------------------------------------
 7   AAA Club Building                     0      156.8                     261
     1950 Century Park East
--------------------------------------------------------------------------------
 8   Vacant Land                           0          0                       0
     NE/Century Park E and
       between
     Santa Monica & Olympic
       Blvds
--------------------------------------------------------------------------------
 9   Off Drilling Site #1                 **         **
     2010 Century Park East                              **included with site #8
--------------------------------------------------------------------------------
10   Central Plan                          0          0                       0
     2052 Century Park East
--------------------------------------------------------------------------------
11   Century City Medical                  0          0                       0
       Plaza
     2070 Century Park East
--------------------------------------------------------------------------------
12   Pacific Bell Station                  0          0                       0
     NE/Century Park E
       and between
     Santa Monica & Olympic
       Blvds
--------------------------------------------------------------------------------
13   Century Park Plaza                    0          0                   4,968
     1801 Century Park East
--------------------------------------------------------------------------------
14   Gateway East                          0          0                   4,312
     1800 Avenue of the Stars
--------------------------------------------------------------------------------
15   Century Plaza Towers I & II           0          0                  31,500
     2029-49 Century Park East
--------------------------------------------------------------------------------
16   ABC Entertainment                     0       85.6                  11,350
     2040 Avenue of the Starts
--------------------------------------------------------------------------------
17   Off Drilling Site #2                 **         **                       0
     NEC/Constellation Blvd and                        **included with site #18
     Avenue of the Starts
--------------------------------------------------------------------------------
18   Restaurant Site                 1,077.3   10,000.0                     794
     10131 Constellation Boulevard
--------------------------------------------------------------------------------
19   1st Los Angeles Bank                 **         **                   1,320
     1950 Avenue of the Stars                          **included with site #18
--------------------------------------------------------------------------------
20   1900 Ave. of the Stars                0          0                   7,960
     1900 Avenue of the Stars
--------------------------------------------------------------------------------
21   Century City North                    0          0                   8,470
     10100 Santa Monica Boulevard
--------------------------------------------------------------------------------
22   Parking Garage                        0          0                     N/A
     SW/Century Park E and between
     Santa Monica & Olympia Blvds
--------------------------------------------------------------------------------

West Los Angeles Area
Residential Construction Activity - Permits Issued & Valuation
New single family, multi-family, and residential alterations & additions
                                                            Century Plaza Towers

===================================================================================================================================
                                                                                                                     Annualized
City Name                          1990          1991          1992         1993          1994            1995          1996
===================================================================================================================================
BEVERLY HILLS
  Units                              120            62            26           39              6             40            10
  Dollar Volume ($1,000s)       63,536.4      49,963.1      32,712.9     28,622.6       15,521.5       41,262.6      12,172.6
-----------------------------------------------------------------------------------------------------------------------------------
CULVER CITY
  Units                               48            77             6            3              1              3            61
  Dollar Volume ($1,000s)       11,178.4      17,784.8       4,242.5      4,738.8        3,382.0        2,905.3      12,537.0
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES CITY
  Units                           11,826         5,815         2,627        2,063          2,429          2,637         1,674
  Dollar Volume ($1,000s)    1,883,843.7   1,224,612.2     845,929.3    658,854.2      962,560.1      953,356.4     780,477.5
-----------------------------------------------------------------------------------------------------------------------------------
SANTA MONICA
  Units                              308           339           218          122             39             66           269
  Dollar Volume ($1,000s)       60,622.3      52,659.6      36,190.6     27,305.5       23,006.2       36,143.2      40,657.5
-----------------------------------------------------------------------------------------------------------------------------------
WEST HOLLYWOOD
  Units                               86            50            30           48              1              2             8
  Dollar Volume ($1,000s)       12,778.4       7,750.7       5,967.2      6,371.0        2,451.3        2,655.1       2,260.7
===================================================================================================================================
TOTAL TRADE AREA
  Units                           12,388         6,343         2,907        2,275          2,476          2,748         2,039
    % of L.A. County                49.5%         39.2%         26.2%        31.3%          32.5%          32.7%         23.8%
  Dollar Volume ($1,000s)    2,031,959.2   1,352,770.4     925,042.5    725,892.1    1,006,921.1    1,036,322.6     868,032.6
    % of L.A. County                48.9%         42.3%         35.6%        38.0%          46.7%          45.9%         40.6%
===================================================================================================================================
LOS ANGELES COUNTY
  Units                           25,045        16,195        11,097        7,259          7,621          8,405         8,570
  Dollar Volume ($1,000s)    4,155,565.2   3,197,540.0   2,600,387.2  1,910,098.4    2,154,472.9    2,256,613.3   2,136,836.1
===================================================================================================================================
*-Actual valuations through August, 1996 / + - Total figures include YTD 1996 /^-based on 1990-1995 valuation figures

===============================================================================
                                Y-T-D*                         6-year
City Name                        1996           Total+         Average^
===============================================================================
BEVERLY HILLS
  Units                               8            301                49
  Dollar Volume ($1,000s)      19,310.5      250,929.6          38,603.2
-------------------------------------------------------------------------------
CULVER CITY
  Units                              51            189                23
  Dollar Volume ($1,000s)      10,447.5       54,679.3           7,372.0
-------------------------------------------------------------------------------
LOS ANGELES CITY
  Units                           1,116         28,513             4,566
  Dollar Volume ($1,000s)     520,318.3    7,049,474.2       1,088,192.7
-------------------------------------------------------------------------------
SANTA MONICA
  Units                             179          1,271               182
  Dollar Volume ($1,000s)      27,105.0      263,032.4          39,321.2
-------------------------------------------------------------------------------
WEST HOLLYWOOD
  Units                               5            222                36
  Dollar Volume ($1,000s)       1,507.1       39,480.8           6,329.0
===============================================================================
TOTAL TRADE AREA
  Units                           1,359         30,496             4,856
    % of L.A. County               23.8%          37.5%             38.5%
  Dollar Volume ($1,000s)     576,688.4    7,657,596.3       1,179,818.0
    % of L.A. County               40.6%          43.3%             43.5%
===============================================================================
LOS ANGELES COUNTY
  Units                           5,713         81,335            12,604
  Dollar Volume ($1,000s)   1,424,557.4   17,699,234.4       2,712,446.2
===============================================================================

West Los Angeles Area
Non-Residential Construction Activity - Permits Issued & Valuation
New commercial, industrial, other, and non-residential alterations & additions
                                                            Century Plaza Towers

===================================================================================================================================
                                                                                                                    Annualized
City Name                     1990         1991         1992           1993            1994           1995             1996
------------------------------------------------------------------------------------------------------------------------------------
BEVERLY HILLS
  Dollar Volume ($1,000s)     93,821.1     82,369.0     104,394.3      140,752.5       71,331.3       84,304.6       68,285.9
   % Change                         --        -12.2%         26.7%          34.8%         -49.3%          18.2%         -19.0%
------------------------------------------------------------------------------------------------------------------------------------
CULVER CITY
  Dollar Volume ($1,000s)     23,915.3     48,549.5      30,066.5       21,251.7       32,800.7       23,661.8       29,616.6
   % Change                         --        103.0%        -38.1%        -29.3%          54.3%          -27.9%          25.2%
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES CITY
  Dollar Volume ($1,000s)  3,464,582.5  2,466,002.5   1,693,117.0    1,559,425.7    2,172,635.8    1,656,967.3    1,538,217.6
    % Change                        --        -28.8%        -31.3%          -7.9%          39.3%         -14.5%         -17.2%
------------------------------------------------------------------------------------------------------------------------------------
SANTA MONICA
  Dollar Volume ($1,000s)    183,692.7    133,222.4      79,378.6       51,806.7       48,402.4       77,327.7       73,063.4
    % Change                        --        -27.5%        -40.4%         -34.7%          -6.6%          59.8%          -5.5%
===================================================================================================================================
TOTAL TRADE AREA
  Dollar Volume ($1,000s)  3,766,011.6  2,730,143.4   1,906,956.4    1,773,236.6    2,325,170.2    2,042,261.4    1,733,659.1
    % of L.A. County              47.2%        46.0%         40.3%          43.4%          52.3%          48.1%          41.0%
    % Change                        --        -27.5%        -30.2%          -7.0%          31.1%         -12.2%         -15.1%
===================================================================================================================================
LOS ANGELES COUNTY
  Dollar Volume ($1,000s)  7,986,644.6  5,937,135.5   4,735,457.1    4,088,607.8    4,447,393.9    4,249,636.0    4,231,229.6
    % Change                        --        -25.7%        -20.2%         -13.7%           8.8%          -4.4%          -0.4%
===================================================================================================================================
*-Actual valuations through August, 1996 / + - Total figures include YTD 1996 /^-Based on 1990-1995 valuation figures

===============================================================================
                                  Y-T-D*                         6-year
City Name                          1996           Total+         Average^
===============================================================================
BEVERLY HILLS
  Dollar Volume ($1,000s)          56,904.9      633,877.7       96,162.1
   % Change                              --             --             --
--------------------------------------------------------------------------------
CULVER CITY
  Dollar Volume ($1,000s)          24,680.5      204,926.0       30,040.9
   % Change                              --             --             --
--------------------------------------------------------------------------------
LOS ANGELES CITY
  Dollar Volume ($1,000s)       1,025,478.4   14,238,209.2    2,202,121.8
    % Change                             --             --             --
--------------------------------------------------------------------------------
SANTA MONICA
  Dollar Volume ($1,000s)          48,708.9      622,539.4       95,638.4
    % Change                             --             --             --
===============================================================================
TOTAL TRADE AREA
  Dollar Volume ($1,000s)       1,155,772.7   15,699,552.3    2,423,963.3
    % of L.A. County                   41.0%          45.8%          46.3%
    % Change                             --             --             --
===============================================================================
LOS ANGELES COUNTY
  Dollar Volume ($1,000s)        2,820,819.7  34,263,694.6    5,240,479.2
    % Change                              --            --             --
===============================================================================

Dollar Volume in $1,000s             Dollar Volume Percentage Change per Annum

   [Graphic Omitted]                            [Graphic Omitted]

                               Los Angeles County
                         MARKET & SUBMARKET STATISTICS
                           End of 2nd Quarter of 1996

                                                                               Direct                  Overall
                                                      Number          Direct  Vacancy         Overall  Vacancy      Net Absorption
Market/Submarket                         Inventory  of Bldgs  Availabilities     Rate  Availabilities     Rate   2nd Qtr   YTD 1996
------------------------------------------------------------------------------------------------------------------------------------
CENTRAL LOS ANGELES                     56,850,843       275      12,859,808    22.6%      13,923,288    24.5%   150,905    107,671
------------------------------------------------------------------------------------------------------------------------------------
1      Downtown Los Angeles             36,579,174       110       7,469,673    20.4%       8,228,958    22.5%   (18,512)   (65,768)
2      Mid-Wilshire Corridor            13,487,443        78       3,741,484    27.7%       3,999,687    29.7%   178,694    227,624
3      San Gabriel Valley                6,784,226        87       1,648,651    24.3%       1,694,643    25.0%    (9,277)   (54,185)
------------------------------------------------------------------------------------------------------------------------------------
WEST LOS ANGELES                        40,278,865       316       6,616,604    16.4%       7,442,876    18.5%   276,675     47,253
------------------------------------------------------------------------------------------------------------------------------------
4      Hollywood/West Hollywood          3,874,934        45         753,982    19.5%         758,654    19.6%    65,346    (34,172)
5      Beverly Hills/Century City       14,351,740        89       2,141,386    14.9%       2,323,172    16.2%   248,632    196,757
6      Westwood/West Los Angeles        17,304,111       139       3,093,665    17.9%       3,582,927    20.7%  (141,910)  (169,577)
7      Marina Area/Culver City           4,748,080        43         627,571    13.2%         778,123    16.4%   104,607     52,245
------------------------------------------------------------------------------------------------------------------------------------
SOUTH LOS ANGELES                        3,660,063       253       6,220,436    20.3%       6,978,719    22.8%  (177,091)  (541,499)
------------------------------------------------------------------------------------------------------------------------------------
8      LAX/El Segundo                   13,669,986        88       3,076,644    22.5%       3,726,440    27.3%  (203,256)  (502,797)
9      Torrance                          7,144,480        79       1,472,752    20.6%       1,532,089    21.4%   (53,165)    (5,628)
10     Long Beach                        9,845,597        86       1,671,040    17.0%       1,720,190    17.5%    79,330    (33,074)
------------------------------------------------------------------------------------------------------------------------------------
NORTH LOS ANGELES                       39,736,206       476       5,148,023    13.0%       6,422,931    16.2%    88,836    487,684
------------------------------------------------------------------------------------------------------------------------------------
11     Simi/Conejo Valley                4,630,037        90         530,810    11.5%         817,372    17.7%    (2,522)    (9,738)
12     West Valley                       8,750,696       100       1,552,433    17.7%       2,033,396    23.2%   (13,544)   (99,717)
13     Central Valley                    8,551,056       113       1,387,658    16.2%       1,570,098    18.4%    43,702    125,779
14     East Valley (including Pasadena) 17,804,415       173       1,677,122     9.4%       2,002,065    11.2%    61,200    471,360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  167,525,977      1320      30,844,871    18.4%      34,767,814    20.8%   339,325    101,109
====================================================================================================================================



                                              Wtd. Avg.
Market/Submarket                           Rental Rate
-------------------------------------------------------
CENTRAL LOS ANGELES                            $18.60
-------------------------------------------------------
1      Downtown Los Angeles                    $19.58
2      Mid-Wilshire Corridor                   $17.08
3      San Gabriel Valley                      $18.40
-------------------------------------------------------
WEST LOS ANGELES                               $23.08
-------------------------------------------------------
4      Hollywood/West Hollywood                $18.34
5      Beverly Hills/Century City              $24.24
6      Westwood/West Los Angeles               $24.48
7      Marina Area/Culver City                 $17.16
-------------------------------------------------------
SOUTH LOS ANGELES                              $16.92
-------------------------------------------------------
8      LAX/El Segundo                          $15.72
9      Torrance                                $17.28
10     Long Beach                              $18.60
-------------------------------------------------------
NORTH LOS ANGELES                              $20.70
-------------------------------------------------------
11     Simi/Conejo Valley                      $18.84
12     West Valley                             $21.48
13     Central Valley                          $19.44
14     East Valley (including Pasadena)        $21.60
-------------------------------------------------------
TOTAL                                          $19.47
=======================================================


                               [GRAPHIC OMITTED]
                         [MARKET SIZE COMPARISON CHART]



                               [GRAPHIC OMITTED]
                             [AVAILABILITIES CHART]



                               [GRAPHIC OMITTED]
             [MARKET WEIGHTED AVERAGE RENTAL RATE COMPARISON CHART]

                               LOS ANGELES COUNTY
              Construction History Chart of Class A and B Buildings

==============================================================================
Year             Central*      West**      North***      South           Total
------------------------------------------------------------------------------
 82              4,882,683   1,541,242      838,212    3,999,186    11,261,323
 83              2,920,192   3,652,672    1,872,082    2,606,238    11,051,184
 84              1,810,809   1,333,243      967,610    3,635,363     7,747,025
 85              4,412,902   2,402,687    1,278,203    1,922,112    10,015,904
 86              2,913,129   2,964,782    2,334,294    2,789,202    11,001,407
 87              3,771,021   3,070,016      874,928    3,169,020    10,884,985
 88              1,903,160     702,166    1,835,374    2,490,781     6,931,481
 89              2,185,292   2,266,345    1,203,053    1,485,792     7,140,482
 90              2,451,346   1,638,153    1,150,463    1,450,521     6,690,483
 91              4,824,238   1,485,847      865,615      802,029     7,977,729
 92              1,703,355     164,450       30,000            0     1,897,805
 93                      0           0            0            0             0
 94                      0           0            0            0             0
 95                      0     135,000       45,700            0       180,700
------------------------------------------------------------------------------
Total           33,778,127  21,356,603   13,295,534   24,350,244    92,780,508
==============================================================================

Annual Avg       2,412,723   1,525,472      949,681    1,739,303

-------------------

*   - Including Miracle Mile, Pasadena and Pasadena East

**  - Excluding Miracle Mile

*** - Without Tri-Cities


                 Annual Office Building Construction Trend Line
                               Los Angeles County


                               [GRAPHIC OMITTED]

          [Bar Chart of Annual Office Building Construction Trend Line]

                 SUMMARY OF DEVELOPMENT CONSTRAINTS (POLITICAL)
                        LOS ANGELES AREA OFFICE MARKETS


Location                  Development Control

Suburban North
--------------
  Burbank                 Specific Plan
  San Fernando Valley     Specific Plan
                          Ventura Boulevard Specific Plan / Proposition U
                          Warner Center Specific Plan

Westside
--------
  Park Mile               Specific Plan
  Miracle Mile            Interim Control Ordinance
  Beverly Hills           Restrictive Zoning
  Westwood                Specific Plan
  Brentwood               Proposition U / Specific Plan
  West Los Angeles        Proposition U
  Santa Monica            Restrictive Zoning / Specific Plan
  Century City            Specific Plan

                          OFFICE MARKET VACANCY TRENDS
                               Los Angeles County

================================================================================
               Including L.A. Central/Downtown   Excluding L.A. Central/Downtown
                        Vacancy Rates                     Vacancy Rates
Year  Quarter  Direct    Sublease      Overall   Direct    Sublease      Overall
--------------------------------------------------------------------------------
1991  4th Qtr  19.0%       3.6%         22.6%    19.2%       3.3%         22.5%
--------------------------------------------------------------------------------
1992  4th Qtr  19.4%       3.5%         22.9%    18.9%       2.7%         21.6%
--------------------------------------------------------------------------------
1993  4th Qtr  18.8%       3.8%         22.5%    18.4%       3.0%         21.4%
--------------------------------------------------------------------------------
1994  4th Qtr  18.7%       3.1%         21.8%    17.3%       2.3%         19.5%
--------------------------------------------------------------------------------
1995  4th Qtr  18.7%       2.3%         21.0%    17.0%       2.4%         19.4%
--------------------------------------------------------------------------------
1996  2nd Qtr  18.4%       2.4%         20.8%    16.2%       2.6%         18.8%
================================================================================

                               [GRAPHIC OMITTED]


                            [Vacancy Ratio Bar Graph
         Excluding Los Angeles Central / Downtown Overall Vacancy Rate]

                   Net Office Absorption vs Leasing Activity
                               LOS ANGELES COUNTY

---------------------------------------------------------------------------------------------------------
                       Net Office Absorption    Leasing Activity(SF)     Net Absorption/Leasing Acitivity
---------------------------------------------------------------------------------------------------------
          1990                     8,258,928              18,950,547                                43.6%
          1991                     2,261,311              18,648,618                                12.1%
          1992                        (5,207)             16,905,261                                 0.0%
          1993                      (248,158)             17,561,549                                -1.4%
          1994                      (997,235)             17,459,183                                -5.7%
          1995                       272,154              18,535,438                                 1.5%
              -------------------------------------------------------------------------------------------
Annual Average                     1,590,299              18,010,116                                 8.8%
              -------------------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

	[LINE GRAPH DEPICTING NET OFFICE ABSORPTION VS LEASING ACTIVITY]

                 ===============================================
                            HISTORICAL NET ABSORPTION
                         Los Angeles County Office Space
                 -----------------------------------------------
                                  1989 to 1996*
                 -----------------------------------------------

                       Year        NOA (sqft)   % Decrease
                       ----        ----------   ----------
                       1990        8,258,928
                       1991        2,261,311        -72.6%
                       1992           (5,207)      -100.2%
                       1993         (248,158)      4665.9%
                       1994         (997,235)       301.9%
                       1995          272,154      -5326.7%
                       1996*         101,109        -62.8%

                 -----------------------------------------------
                       Total       9,642,902
                 -----------------------------------------------
                   Annual Average  1,377,557

                               [BAR GRAPH OMITTED]

                        Historical Net Office Absorption

                                                                           Direct                  Overall
                                                  Number          Direct  Vacancy         Overall  Vacancy  Net Aborption
Market / Submarket                   Inventory  of Bldgs  Availabilities     Rate  Availabilities     Rate     3rd Qtr     YTD 1996
------------------------------------------------------------------------------------------------------------------------------------
PARK MILE/WEST HOLLYWOOD             9,410,626        76       1,957,001    20.8%       2,270,126    24.1%         (504)   107,917
------------------------------------------------------------------------------------------------------------------------------------
1  Park Mile                         1,079,452        11         317,875    29.4%         335,858    31.1%        2,263    (64,882)
2  Miracle Mile                      4,456,240        20         897,873    20.1%       1,188,343    26.7%      (15,496)   194,242
3  Hollywood                         2,576,475        30         505,328    19.6%         505,328    19.6%       25,655    (16,642)
4  West Hollywood                    1,298,459        15         235,925    18.2%         240,597    18.5%      (12,926)    (4,801)

------------------------------------------------------------------------------------------------------------------------------------
BEVERLY HILLS/CENTURY CITY          14,363,192        89       1,942,687    13.5%       2,200,806    15.3%      198,699    397,456
------------------------------------------------------------------------------------------------------------------------------------
5  Beverly Hills                     5,511,137        63         965,176    17.5%       1,065,092    19.3%       81,608    135,229
6  Century City                      8,852,055        26         977,511    11.0%       1,135,714    12.8%      117,091    262,227

------------------------------------------------------------------------------------------------------------------------------------
WESTWOOD/WEST LOS ANGELES           17,304,476       139       2,632,460    15.2%       3,248,076    18.8%      461,196    291,619
------------------------------------------------------------------------------------------------------------------------------------
7  Westwood                          4,084,735        21         440,967    10.8%         554,969    13.6%       66,135    138,274
8  Brentwood                         3,254,337        23         393,567    12.1%         468,979    14.4%       37,345      6,020
9  Santa Monica                      6,005,655        58         910,413    15.2%       1,281,327    21.3%      308,405    177,248
10 Pacific Palisades                   160,407         3          35,956    22.4%          35,956    22.4%       21,732        181
11 West Los Angeles                  3,799,342        34         851,557    22.4%         906,845    23.9%       27,579    (30,104)

------------------------------------------------------------------------------------------------------------------------------------
MARINA AREA/CULVER CITY              4,748,080        43         608,353    12.8%         736,579    15.3%       19,218     71,463
------------------------------------------------------------------------------------------------------------------------------------
12 Marina Del Rey/Venice/MarVista    1,104,431        11         102,914     9.3%         146,768    13.3%      (18,662)    39,665
13 Culver City/Westchester           3,643,649        32         505,439    13.9%         589,811    16.2%       37,880     31,798

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               45,826,374       347       7,140,501    15.6%       8,455,587    18.5%      678,609    868,455
====================================================================================================================================

                                       Wtd. Avg.
Market / Submarket                   Rental Rate
-------------------------------------------------
PARK MILE/WEST HOLLYWOOD                 $19.13
-------------------------------------------------
1  Park Mile                             $15.24
2  Miracle Mile                          $21.24
3  Hollywood                             $14.64
4  West Hollywood                        $25.92

-------------------------------------------------
BEVERLY HILLS/CENTURY CITY               $24.60
-------------------------------------------------
5  Beverly Hills                         $25.68
6  Century City                          $23.40

-------------------------------------------------
WESTWOOD/WEST LOS ANGELES                $24.48
-------------------------------------------------
7  Westwood                              $28.56
8  Brentwood                             $23.76
9  Santa Monica                          $27.72
10 Pacific Palisades                     $23.88
11 West Los Angeles                      $19.20

-------------------------------------------------
MARINA AREA/CULVER CITY                  $17.28
-------------------------------------------------
12 Marina Del Ray/ Venice/MarVista       $19.08
13 Culver City/Westchester               $16.92

-------------------------------------------------
TOTAL                                    $22.67
=================================================

[PIE GRAPH OMITTED]                              [BAR GRAPH OMITTED]

Market Size Comparison Chart                   Availabilities Bar Graph

                               [BAR GRAPH OMITTED]

             Submarket Weighted Average Rental Rate Comparison Chart

Century City
Summary of Rental and Occupancy Survey
Competitive Office Buildings                                  November 1996

---------------------------------------------------------------------------
                         Top Tier  Second Tier  Third Tier        Total
TOTALS                    Class A      Class B     Class B  All Classes
---------------------------------------------------------------------------
Number of Buildings             5           11           4           20
Building Area (SF)      4,346,495    4,040,873     531,265    8,918,633
Availabilities
   Direct
    Square feet           196,136      674,652      72,144      942,932
    Ratio                    4.5%        16.7%       13.6%        10.6%
   Sublease
    Square feet            56,701      107,490          --      164,191
    Ratio                    1.3%         2.7%        0.0%         1.8%
   Overall
    Square feet           252,837      782,142      72,144    1,107,123
    Ratio                    5.8%        19.4%       13.6%        12.4%
===========================================================================

---------------------------------------------------------------------------
                         Top Tier  Second Tier  Third Tier      Average
AVERAGES                  Class A      Class B     Class B  All Classes
---------------------------------------------------------------------------
Stories                        37           20           5           21
Building Area (SF)        869,299      367,352     132,816      456,489
Floor Area (SF)            23,243       18,536      27,961       23,247
Year Built                  1,980        1,972       1,973        1,975
Availabilities
 Direct (SF)               13,076       20,444       6,012       13,177
 Sublease (SF)              3,780        3,257          --        2,348
 Overall (SF)               8,428       11,851       3,006        7,762
Parking Ratio/1,000 SF          1            3           3            2
Monthly Parking Rates
 Unreserved               $124.00      $106.00     $113.00      $114.33
 Unreserved               $234.00      $179.00     $181.25      $198.08
 Reserved                 $286.00      $238.80     $150.00      $224.93
Rentable Factor              1.16         1.14        1.14         1.15
1996 Taxes / Exp PSF       $10.50        $9.50      $11.37       $10.46
===========================================================================

                                  CENTURY CITY
          Rental and Occupancy Survey of Competitive Office Buildings

Top Tier - Class "A" Buildings
==============================================================================================================================
                                                 Building Information                                              Overall
Item  Building Name /                     No. of          Area  Avg. Flr.  Year         Available Space (SF)     Availability
No.   Location                            Stories         (SF)  Area (SF)  Built    Floor(s)   Direct  Sublease      (SF)
==============================================================================================================================
C-1   Sunamerica Center                     39         774,274     19,853  1990            2      968         0
      1999 Avenue of the Stars                                                    2, 25 & 31        0    12,844     Total
                                                                                  ----------   ------    ------
                                                                                                  968    12,844    13,812
------------------------------------------------------------------------------------------------------------------------------
C-2   Fox Plaza                             34         710,692     20,903  1987       Ground    4,053         0
      2121 Avenue of the Stars                                                             0        0         0     Total
                                                                                  ----------   ------    ------
                                                                                                4,053         0     4,053
------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - North          44       1,126,769     25,608  1975      14 - 27        0    33,683
      2029 Century Park East                                                      7, 37 - 44   41,255         0     Total
                                                                                  ----------   ------    ------
                                                                                               41,255    33,683    74,938
------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - South          44       1,125,888     25,588  1975           30        0     8,198
      2049 Century Park East                                                          3 - 44   62,079         0     Total
                                                                                  ----------   ------    ------
                                                                                               62,079     8,198    70,277
------------------------------------------------------------------------------------------------------------------------------
C-3   Century City North                    26         608,872     23,418  1971            9        0     1,976
      10100 Santa Monica Blvd.                                                        2 - 25   87,781         0     Total
                                                                                  ----------   ------    ------
                                                                                               87,781     1,976    89,757
==============================================================================================================================
                    Top Tier Totals        187       4,436,495     23,243           Occupied  198,136    56,701    Vacant
                                                                                              -----------------
                                                                                                    252,837
                                                                                                    Total SF
==============================================================================================================================

                                                                                                                 November 1996
==============================================================================================================================
                                              Quoted                    Occupancy   Parking    Monthly             1996
Item  Building Name /                       Annual Rent          Lease    Ratio      Ratio /   Parking  Rentable  Taxes/
No.   Location                          PSF             PSF       Type  (incl. SL)  1,000 SF    Rates    Factor   Exp PSF
==============================================================================================================================
C-1   Sunamerica Center                $33.00   --    $36.00      FSG     98.2%      3.00       $127     1.175    $12.20
      1999 Avenue of the Stars         $28.80   --    $33.60      FSG                           $220
                                                                                                $286
------------------------------------------------------------------------------------------------------------------------------
C-2   Fox Plaza                        $30.00   --    $30.00      FSG     99.4%      2.75       $130     1.13     $13.00
      2121 Avenue of the Stars           --     --      --         --                           $250

------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - North     $19.80   --    $24.00      FSG     93.3%      2.00       $121     1.157    $ 9.10
      2029 Century Park East           $21.00   --    $26.40      FSG                           $225

------------------------------------------------------------------------------------------------------------------------------
Subj. Century Palza Towers - South     $22.20   --    $22.20      FSG     93.8%      2.00       $121     1.157    $ 9.10
      2049 Century Park                $21.00   --    $26.40      FSG                           $225

------------------------------------------------------------------------------------------------------------------------------
C-3   Century City North               $21.00   --    $21.00      FSG     85.3%      2.50       $121     1.19     $ 9.10
      10100 Santa Monica Blvd.         $24.00   --    $30.00      FSG                           $250

------------------------------------------------------------------------------------------------------------------------------
                    Top Tier Totals    $22.59   --    $28.13             Averages    1.23       $124     1.16     $10.50
                                     Wtd. Avg.      Rental Rate           94.2%                 $234
                                                                                                $286

Top Tier - Class "B" Buildings
==============================================================================================================================
                                                 Building Information                                              Overall
Item  Building Name /                     No. of          Area  Avg. Flr.  Year         Available Space (SF)     Availability
No.   Location                            Stories         (SF)  Area (SF)  Built    Floor(s)   Direct  Sublease      (SF)
==============================================================================================================================
 C-6  Northrop Plaza I                     15        234,091       15,606  1970     Ground         0          0
      1800 Century Park East                                                      2, 4 & 7    13,401          0     Total
                                                                                  --------    ------     ------
                                                                                              13,401          0    13,401
------------------------------------------------------------------------------------------------------------------------------
 C-7  Northrop Plaza II                    19        290,000       15,263  1984    4, 5, 6         0     23,166
      1840 Century Park East                                                         6 & 7    14,976          0     Total
                                                                                  --------    ------     ------
                                                                                              14,976     23,166    38,142
------------------------------------------------------------------------------------------------------------------------------
 C-8  Century Park Plaza                   26        342,187       13,161  1973     Ground     9,475          0
      1801 Century Park East                                                        2 - 21    30,476          0     Total
                                                                                  --------    ------     ------
                                                                                              39,973          0    39,973
------------------------------------------------------------------------------------------------------------------------------
 C-9  Watt Plaza - North Tower             23        412,000       17,913  1981          5         0     21,125
      1875 Century Park East                                                             3    28,757          0     Total
                                                                                  --------    ------     ------
                                                                                              28,757     21,125    49,882
------------------------------------------------------------------------------------------------------------------------------
C-10  Watt Plaza - South Tower             23        412,000       17,913  1982   2, 5, 22         0     30,516
      1925 Century Park East                                                        2 - 19    47,583          0     Total
                                                                                  --------    ------     ------
                                                                                              47,583     30,516    78,099
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 November 1996
==============================================================================================================================
                                              Quoted                    Occupancy   Parking    Monthly             1996
Item  Building Name /                       Annual Rent          Lease    Ratio      Ratio /   Parking  Rentable  Taxes/
No.   Location                          PSF             PSF       Type  (incl. SL)  1,000 SF    Rates    Factor   Exp PSF
==============================================================================================================================
 C-6  Northrop Plaza I                 --      --     --           --    94.3%       3.00       $110     1.16     $12.20
      1800 Century Park East         $22.20    --   $22.80        FSG                           $160

------------------------------------------------------------------------------------------------------------------------------
 C-7  Northrop Plaza II              $21.60    --   $23.40        FSG    86.8%       3.00       $110     1.16     $12.00
      1840 Century Park East         $22.60    --   $24.00                                      $160

------------------------------------------------------------------------------------------------------------------------------
 C-8  Century Park Plaza             $19.20    --   $24.00        FSG    88.3%       2.00       $121     1.13     $10.83
      1801 Century Park East         $19.20    --   $24.00        FSG                           $143
                                                                                                $275
------------------------------------------------------------------------------------------------------------------------------
 C-9  Watt Plaza - North Tower       $19.20    --   $21.00        FSG    87.9%       3.00       $110     1.11     $7.50
      1875 Century Park East         $19.20    --   $25.20        FSG                           $198
                                                                                                $253
------------------------------------------------------------------------------------------------------------------------------
C-10  Watt Plaza - South Tower       $15.00    --   $21.60        FSG    81.0%       3.00       $110     1.11     $7.50
      1925 Century Park East         $19.20    --   $25.20        FSG                           $198
                                                                                                $253
------------------------------------------------------------------------------------------------------------------------------

                                  CENTURY CITY
                        Historical Net Office Absorption

                        Year                 Square Feet

                        1986                     399,000
                        1987                     358,000
                        1988                     108,000
                        1989                     (89,600)
                        1990                     278,840
                        1991                     126,859
                        1992                    (258,913)
                        1993                      48,648
                        1994                      81,205
                        1995                     173,451
                    1996 (3 qtrs)                262,227

              Total Square Feet                1,487,717

              Average Annual Absorption
                 1986 - 1995                     122,549
                 1990 - 1995                      75,015

              Total Absorption
                 1990 - 1995                     450,090

                               [BAR GRAPH OMITTED]

                                Historical Chart

                        Historical Net Office Absorption
              Westwood, Brentwood, West Los Angeles & Santa Monica

                        Year                 Square Feet

                        1984                   1,174,000
                        1985                   1,110,000
                        1986                     578,650
                        1987                     889,832
                        1988                     724,276
                        1989                     814,300
                        1990                     286,600
                        1991                     671,693
                        1992                     371,031
                        1993                     289,211
                        1994                    (163,692)
                        1995                      59,932
                    1996 (3 qtrs)                261,619

              Total Square Feet                7,067,452

              Average Annual Absorption
                 1984 - 1995                     567,153
                 1990 - 1995                     252,463
              Total Absorption                 6,805,833

                              [BAR GRAPH OMITTED]

                                Historical Chart

                                  BEVERLY HILLS
                        Historical Net Office Absorption

                        Year                 Square Feet

                        1986                     107,000
                        1987                     127,000
                        1988                     191,000
                        1989                     262,400
                        1990                    (279,780)
                        1991                    (169,399)
                        1992                     112,282
                        1993                      (2,818)
                        1994                      45,581
                        1995                     143,812
                        1996 (3 qtrs)            135,224

              Total Square Feet                  672,302

              Average Annual Absorption
                 1986 - 1995                      53,708
                 1990 - 1995                     -25,054

              Total Absorption
                 1990 - 1995                    -150,322

                              [BAR GRAPH OMITTED]

                                Historical Chart

=====================================================================================================================
                                              PROPOSED PROJECTS
                                               West Los Angeles
=====================================================================================================================
  PROJECTS                                OWNER/DEVELOPER                                       TOTAL        OCCUPIED
=====================================================================================================================
Beverly Hills
  Wilshire at Doheny                N/A / N/A                                                    43,810         --
  101 N. La Cienega                 G.K Development                                              75,000         --
Sub-Total                                                                                       118,810         --
=====================================================================================================================
Santa Monica
  1733 0cean Avenue                 Maguire Thomas Partners / Maguire Thomas Partners            98,237         --
  Santa Monica Business Park #F     Barclay-Curci Investment / Barclay-Curci Investment          85,000         --
  Santa Monica Water Garden II      K. Young / J. H. Snyder & K. Young                          600,000         --
  The Arboretum (Phase II)          K. Young                                                    750,000     130,000
Sub-Total                                                                                     1,533,237     130,000
=====================================================================================================================
West Los Angeles
  11255-75 Olympic Boulevard        Sycamore Investment Partnership / Douglas, Emmett & Co.      97,929         --
Sub-Total                                                                                        97,929         --
=====================================================================================================================
Marina Del Rey/Venice/Mar Vista
  Playa Vista Phase I               N/A / Maguire Thomas Partners                             1,250,000         --
Sub-Total                                                                                     1,250,000         --
=====================================================================================================================
Culver City/Westchester
  Marina Island - Bldg. I           The Creative Group / The Creative Group                      50,340      50,340
  Marina Island - Bldg. II          The Creative Group / The Creative Group                     141,890         --
  Marina Island - Bldg. III         The Creative Group / The Creative Group                      50,340         --
  Summerlin Plaza                   Howard Hughes Properties / Summa Corporation                100,000         --
  700 Corporate Pointe              Bramalea Ltd., Developments / Bramalea Ltd., Developments   270,000         --
Sub-Total                                                                                       612,570      50,340
=====================================================================================================================
  Century City
  Century City Center               AP Properties                                               791,000         --
  Sub-Total                                                                                     791,000         --
=====================================================================================================================
  Grand Total - All Markets:                                                                  4,403,546     180,381
=====================================================================================================================

                               [GRAPHIC OMITTED]

                                      Map

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Primary Competitive Westside Markets
                Net Office Absorption vs. Gross Leasing Activity
================================================================================

--------------------------------------------------------------------------------
                                SF of Net    SF of Gross   Net Percentage
Year   Market                  Absorption      Leasing:         of Total
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1992   Westwood                  (94,835)     364,693           -26.0%
       Brentwood                  15,286      363,480             4.2%
       West Los Angeles         (178,376)     340,721           -52.4%
       Santa Monica              628,956    1,103,998            57.0%
       Century City             (258,913)     557,059           -46.5%
       Beverly Hills             112,282      598,950            18.7%
       Sub-total 1992:           224,400    3,328,901             6.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1993   Westwood                  166,823      316,167            52.8%
       Brentwood                  19,779      375,836             5.3%
       West Los Angeles          177,068      491,426            36.0%
       Santa Monica              (74,459)     658,637           -11.3%
       Century City               48,648      832,760             5.8%
       Beverly Hills              (2,818)     599,523            -0.5%
       Sub-total 1993:           335,041    3,274,349            10.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1994   Westwood                  149,313      472,963            31.6%
       Brentwood                  37,078      316,825            11.7%
       West Los Angeles         (243,152)     244,735           -99.4%
       Santa Monica             (106,931)     560,465           -19.1%
       Century City               81,205      722,317            11.2%
       Beverly Hills              45,581      523,030             8.7%
       Sub-total 1994:           (36,906)   2,840,335            -1.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1995   Westwood                  172,706    1,172,008            14.7%
       Brentwood                 148,907      887,428            16.8%
       West Los Angeles         (120,211)     653,433           -18.4%
       Santa Monica             (141,470)     935,947           -15.1%
       Century City              173,451    1,713,498            10.1%
       Beverly Hills             143,812    1,071,170            13.4%
       Sub-total 1995:           377,195    8,433,484             5.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1996   Westwood                  138,274      175,978            78.6%
       Brentwood                   6,020       69,587             8.7%
       West Los Angeles          (30,104)      71,613           -42.0%
       Santa Monica              177,248      237,559            74.6%
       Century City              262,227      123,037           213.1%
       Beverly Hills             135,229      126,477           106.9%
       Sub-total 3Qtrs 1996:     688,894      804,251            85.7%
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
       Totals                  1,588,624   16,681,320             9.5%

       Annual Average            317,725    3,336,264             9.5%
     ===========================================================================

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                      Map

                               [GRAPHIC OMITTED]

                                      Map

                   SUMMARY OF COMPARABLE OFFICE BUILDING SALES
                              Westside Los Angeles

=====================================================================================================
                                                     Improvement Description
-----------------------------------------------------------------------------------------------------
 Item        Property Name /                 Date of     Year       No. of        Rentable     Occ. @
  No.          Location                       Sale      Built      Stories        Area (SF)     Sale
=====================================================================================================
 I-1     Century City North                   11/96      1972         26           608,872       90%
         10100 Santa Monica Blvd.
         Los Angeles (Century City), CA
-----------------------------------------------------------------------------------------------------
 I-2     10960 Wilshire Blvd.                 11/96      1971         23           543,804       92%
         Los Angeles (Westwood), CA                    Renovated
                                                         1994
-----------------------------------------------------------------------------------------------------
 I-3     MGM Plaza                            11/96      1983-        3-6        1,038,757       99%
         NEC Colorado Ave &                              1991     (6 Bldgs.)
         Cloverfield Blvd.
         Santa Monica, CA
-----------------------------------------------------------------------------------------------------
 I-4     Wilshire Rodeo Plaza                 12/95   1935-1949-      4-5          179,614       93%
         9536-9560 Wilshire Blvd.                        1986          3            82,548
         1313 S. Rodeo Dr.                                                         -------
         Beverly Hills, CA                                                         262,162
-----------------------------------------------------------------------------------------------------
 I-5     Santa Monica Water Garden            7/95       1991          6           665,720       97%
         1620 26th St.                                                           (2 Bldgs.)
         2425 W. Olympic Blvd.
         Santa Monica, CA
-----------------------------------------------------------------------------------------------------
Subject  Century Plaza Towers                Escrow      1975         44         2,282,381       94%
         2029-2049 Century Park East                              (2 Towers)
         Los Angeles (Century City), CA
=====================================================================================================


==================================================================================================
                                                   Sales Price
--------------------------------------------------------------------------------------------------
 Item       Property Name /
  No.         Location                         Total            PSF                  OAR
==================================================================================================
 I-1    Century City North                  $119,750,000      $196.68                        11.4%
        10100 Santa Monica Blvd.                                                above-market rents
        Los Angeles (Century City), CA
--------------------------------------------------------------------------------------------------
 I-2    10960 Wilshire Blvd.                $133,000,000      $244.57                         8.5%
        Los Angeles (Westwood), CA                                          Adjusted for free rent
                                                                           6.5% based on projected
                                                                                      1st year NOI
--------------------------------------------------------------------------------------------------
 I-3    MGM Plaza                           $235,000,000      $226.23                         9.8%
        NEC Colorado Ave &                 Note purchase
        Cloverfield Blvd.
        Santa Monica, CA
--------------------------------------------------------------------------------------------------
 I-4    Wilshire Rodeo Plaza                 $81,000,000      $308.97              8.0% (1996 NOI)
        9536-9560 Wilshire Blvd.                                                   8.8% (1997 NOI)
        1313 S. Rodeo Dr.
        Beverly Hills, CA
--------------------------------------------------------------------------------------------------
 I-5    Santa Monica Water Garden           $165,800,000      $249.05                         8.9%
        1620 26th St.                      Note purchase
        2425 W. Olympic Blvd.
        Santa Monica, CA
--------------------------------------------------------------------------------------------------
Subject Century Plaza Towers                $480,000,000           --                           --
        2029-2049 Century Park East         escrow price
        Los Angeles (Century City), CA         including
                                         ABC Leased Fee*
==================================================================================================

* ABC Entertainment Center leased fee interest not a subject of this appraisal

                               INVESTMENT CRITERIA
                               IMPROVED SALES DATA

=====================================================================================
Item                                  Rounded     Buyer Profile/
 No.   Property/Market Location       Price PSF   Investment Indications
-------------------------------------------------------------------------------------
 I-1   Century City North             $197        Institutional Pension Fund Advisors
       10100 Santa Monica Blvd.                   11.4% OAR @ 90% occupancy;
       Century City, CA                           above-market rents
-------------------------------------------------------------------------------------
 I-2   10960 Wilshire Blvd.           $245        REIT Buyer
       Westwood, CA                               8.5% OAR @ 92% occupancy
                                                  6.5% OAR after free rent
-------------------------------------------------------------------------------------
 I-3   MGM Plaza                      $226        Pension Fund Advisors
       Colorado Ave.                              LA Regional Focus
       Santa Monica, CA                           9.8% OAR @ 99% occupancy
-------------------------------------------------------------------------------------
 I-4   Wilshire Rodeo Plaza           $309        Institutional Pension Fund Advisors
       Wilshire Blvd./                            8.0% (1st year NOI)
       S. Rodeo Drive                             8.8% (2nd year NOI)
       Beverly Hills, CA                          Includes Retail Component
-------------------------------------------------------------------------------------
 I-5   Santa Monica Water Garden      $249        Institutional Fund Advisor
       26th St./Olympic Blvd.                     8.9% OAR @ 97% occupancy
       Santa Monica, CA
=====================================================================================

                                ROLLOVER PROFILE
                              COMPARABLE SALES DATA

=====================================================================================================================
     Item                     % Leased         % Rollover      % Rollover     Total %    Total Vacancy &    Rounded
      No.                       @ Sale          years 1-3       years 4-5    years 1-5  5-year Rollover %   Price PSF
=====================================================================================================================
I-1                               90%              53%              29%         82%          92%             $197
Century City North
---------------------------------------------------------------------------------------------------------------------
I-2                               92%               7%              34%         41%          49%             $245
10960 Wilshire Blvd.
---------------------------------------------------------------------------------------------------------------------
I-3                               99%               1%              25%         43%          44%             $226
MGM Plaza
---------------------------------------------------------------------------------------------------------------------
I-4                               93%               8%              32%         40%          47%             $309
Wilshire Rodeo Plaza
---------------------------------------------------------------------------------------------------------------------
I-5                               97%              28%              10%         38%          41%             $249
Santa Monica Water Garden
---------------------------------------------------------------------------------------------------------------------
Subject                           94%              31%              18%         49%          55%               --
=====================================================================================================================

Stacking Plan
CENTURY PLAZA TOWERS                                                      [LOGO]
2029 Century Park East o North Tower

====================================================================================================================================
                 Tenant Name/                                     Square Feet           Total      Space                   Occupancy
  Flr.    No.    Description                      Suite         Vacant  Occupied   Floor (SF)   Plan (9/96)   Variance     Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
  1st     1      United CA Bank                    100                   14,190                    14,190
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     14,190       14,190       14,190         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  2nd     2      Transit Casualty                  200                   25,221                    25,221
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,221       25,221       25,221         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  3rd     3      Deloitte & Touche                 300                   25,221                    25,221
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,221       25,221       25,221         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  4th     4      Cohen, Primiani & Fost            400                    5,545                     5,545
          5      World Cup USA (EXPIRED)           400
          6      Conference Center                 410         2,420                                2,441
          7      Jane Teis                         415-E                    849                       849
          8      Envirotech                        420-E                    826                       826
          9      Brentnall Turley                  422-E                  1,754                     1,754
          10     Concorde Capital                  430                    1,338                     1,338
          11     Warner Inc                        433                      827                       827
          12     Paul Livadry                      437                    1,306                     1,306
          13     Pacific Properties                448-E
          14     Suzy Vaughan (Must Take)          448                    1,390                     1,390
          15     Suzy Vaughan                      450                    1,752                     1,752
          16     Cohen & Primiani                  480                    7,214                     7,214
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           2,420     22,801       25,221       25,242       -21           90.4%
------------------------------------------------------------------------------------------------------------------------------------
  5th     17     Bernstein & Fox                   500                    6,168                     6,168
          18     Bernstein & Fox                   510                    2,179                     2,176
          19     Century Hospital                  520                    8,677                     8,677
          20     Promax                            555-T                  5,275                     5,275
          21     Licker & Ozurivich                590                    2,921                     2,921
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,220       25,220       25,217         3          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  6th     22     Barrister Suites                  600-E                 25,221                    25,221
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,221       25,221       25,221         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  7th     23     Xerox Corporation                 700-T                 17,393                    17,393
          24     Xerox Expansion                   720-T                  1,833                     1,835
          25     Vacant                            750-V       5,995                                5,996
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           5,995     19,226       25,221       25,224        -3           76.2%
------------------------------------------------------------------------------------------------------------------------------------
  8th     26     National Rx                       800                    6,914                     6,914
          27     Vacant                            0810-V      2,367                                2,328
          28     Phoenix, Duff & Phelps            820                    5,843                     5,843
          29     Gallizio                          830                    1,168                     1,168
          30     Kenyon Company                    840                    1,479                     1,479
          31     Freid & Goldsman                  860                    5,664                     5,664
          32     Pegasus Property                  880-E                  1,786                     1,786
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           2,367     22,854       25,221       25,182        39           90.6%
------------------------------------------------------------------------------------------------------------------------------------
  9th     33     Neilsen Elggren                   900 &                  8,289                     8,289
          34     Largo                             920-E                  6,459                     6,459
          35     Norwest Mortgage                  930                      934                       934
          36     Westmount Managemt                940                    2,691                     2,691
          37     Cruise Fairs                      950                    4,758                     4,758
          38     JVC Entertainment                 970                    2,170                     2,170
------------------------------------------------------------------------------------------------------------------------------------
                      Sub-Total (SF):                               0     25,301       25,301       25,301         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------


Stacking Plan for North Tower        1 of 4

====================================================================================================================================
                 Tenant Name/                                     Square Feet           Total      Space                   Occupancy
  Flr.    No.    Description                      Suite         Vacant  Occupied   Floor (SF)   Plan (9/96)   Variance     Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
  20th    78     Vacant                            2000-V      3,805                                3,805
          79     Kagan Insurance                   2010                   4,651                     4,651
          80     Prudential                        2050-T                12,403                    12,403
          81     Jose Eber                         2080                   4,930                     4,930
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           3,805     21,984       25,789       25,789         0           85.2%
------------------------------------------------------------------------------------------------------------------------------------
  21st    82     Johnson & Higgins                 2100                  25,800                    25,800
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,800       25,800       25,800         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  22nd    83     Johnson & Higgins                 2200                  25,800                    25,800
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,800       25,800       25,800         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  23rd    84     Johnson & Higgins                 2300                  25,800                    25,800
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,800       25,800       25,800         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  24th    85     Johnson & Higgins                 2400                  25,800                    25,800
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,800       25,800       25,800         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  25th    86     JVC                               2500                  11,156                    11,156
          87     Klein & Martin                    2550                  14,785                    14,875
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,941       25,941       26,031       -90          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  26th    88     Shapiro Posell                    2600                  25,800                    25,800
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,800       25,800       25,800         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  27th    89     McCambridge                       2700                  22,616                    22,616
          90     Jack Samuels                      2718                   1,841                     1,841
          91     Tranquest                         2730-E                 1,504                     1,504
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,961       25,961       25,961         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  28th    92     Health & Tennis (EXPIRED)         2800
          93     Merrill Lynch                     2800                  18,877                    18,131
          94     Vacant                            2850-V        853                                1,779
          95     Joseph Tabak                      2860                   3,694                     3,694
          96     Exclusive Toy Company             2870                   1,371                     1,371
          97     Garlick & Tack                    2890                   1,925                     1,925
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                             853     25,867       26,720       26,900      -180           96.8%
------------------------------------------------------------------------------------------------------------------------------------
  29th    98     Societe Generale                  2900                   9,793                     9,793
          99     Paterson Capital                  2920                  12,627                    12,627
          100    DT Joint Venture                  2970-E                 1,500                     1,500
          101    Winkler Securities                2980                   1,278                     1,278
          102    Kenneth Shellan                   2990                   1,425                     1,365
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     26,623       26,623       26,563        60          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  30th    103    Paine Webber                      3000                  26,720                    26,720
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     26,720       26,720       26,720         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  31st    104    Altschuler Melvoin                3100                  13,029                    13,029
          105    Murphey Marsilles                 3110                   8,481                     8,173
          106    Norris Bishton                    3150                   4,039                     4,039
          107    Incas France                      3160                   1,129                     1,129
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     26,678       26,678       26,370       308          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  32nd    108    Seyfarth Shaw                     3200                   7,305                     7,305
          109    Seyfarth                          3210                   6,957                     6,957
          110    Barlow & Kabata                   3230                   1,803                     1,803
          111    Vacant                            3240-V      1,569                                1,569
          112    Wyman Isaccs                      3250                   5,876                     5,876
          113    Seyfarth Shaw                     3270                   1,523                     1,523
          114    Seyfarth Shaw                     3280                   1,687                     1,687
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           1,569     25,151       26,720       26,720         0           94.1%
------------------------------------------------------------------------------------------------------------------------------------


Stacking Plan for North Tower        3 of 4

Stacking Plan
CENTURY PLAZA TOWERS                                                      [LOGO]
2029 Century Park East o South Tower

====================================================================================================================================
                 Tenant Name/                                     Square Feet           Total      Space                   Occupancy
  Flr.    No.    Description                      Suite         Vacant  Occupied   Floor (SF)   Plan (9/96)   Variance     Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
  1st     2      Bank Of America                   100                   14,190                    16,422
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     14,190       14,190       16,422    -2,232          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  2nd     3      Bank of America                   200                   25,221                    25,221
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,221       25,221       25,221         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  3rd     4      Bank of America                   300                    5,980                     5,980
          5      Vacant-Unisys (Pending)           305-V       8,937                                8,937
          6      Vacant                            310-V      10,304                               10,304
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                          19,241      5,980       25,221       25,221         0           23.7%
------------------------------------------------------------------------------------------------------------------------------------
  4th     7      NWQ Investment (Jul-97)           400                   20,700
          8      Vacant                            405         4,521                               25,221
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           4,521     20,700       25,221       25,221         0           82.1%
------------------------------------------------------------------------------------------------------------------------------------
  5th     9      Littler Mendelson                 500                   25,221                    25,274
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,221       25,221       25,274       -53          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  6th     10     Rosenfeld Lindsey                 600                    4,318                     4,318
          11     Littler Mendelson                 810                    5,384                     5,425
          12     Littler Mendelson (Mar-97)        620                    2,216                     2,216
          13     Littler Mendelson (Mar-97)        630                    1,400                     1,400
          14     Littler Mendelson (Mar-97)        640                    1,585                     2,471
          15     Search West                       650                    7,170                     7,170
          16     Co-Counsel                        690                    3,076                     3,076
          17     Unallocated Space                 699            72                                    0
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                              72     25,149       25,221       26,076      -855           99.7%
------------------------------------------------------------------------------------------------------------------------------------
  7th     18     Transamerica                      700                    7,831                     7,831
          19     Jerome Levine                     710                    4,181                     4,181
          20     Shahrokh                          720                      958                       958
          21     Tisdale Nicholson                 755                    5,495                     5,495
          22     Laski & Gordon                    760                    3,232                     3,232
          23     Marcus Prajogi                    780                    1,253                     1,253
          24     Transamerica                      790                    2,276                     2,276
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,226       25,226       25,226         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  8th     25     McGee Willis                      800-T                  6,086                     6,086
          26     COMP USA                          810                    5,580                     5,580
          27     Vacant                            820-V         746                                1,392
          28     Int'l Inst Business               825                    1,209                     1,209
          29     GEMS Intl TV                      830                    1,157                     1,157
          30     Lifetime Entertainment            840                   10,070                    10,070
          31     Unallocated Space                 899           373
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           1,119     24,102       25,221       25,494      -273           95.6%
------------------------------------------------------------------------------------------------------------------------------------
  9th     32     King Weiser                       900                   16,032                    15,937
          33     Lennar Partners                   920-T                  5,863                     5,863
          34     Thompson Trading                  940                    1,192                     1,192
          35     Berry & Callahan                  950-T                  2,229                     2,229
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,316       25,316       25,221        95          100.0%
------------------------------------------------------------------------------------------------------------------------------------


Stacking Plan for North Tower        1 of 5

====================================================================================================================================
                 Tenant Name/                                     Square Feet           Total      Space                   Occupancy
  Flr.    No.    Description                      Suite         Vacant  Occupied   Floor (SF)   Plan (9/96)   Variance     Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
  24th    70     Lavely & Singer                   2400                  12,119                    12,119
          71     Brenner & Glassbur                2450                   1,771                     1,771
          72     Rubenstein/Justman                2460                   5,187                     5,187
          73     Mahoney Coppenrath                2490                   5,575                     5,575
          74     Mahoney (Must Take)               2490                   1,206                     1,206
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,858       25,858       25,858         0          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  25th    75     Kaufman & Bemstei                 2500                   7,722                     7,722
          76     Army Times Publish                2515                     989                       989
          77     Shin Han Superior                 2518                   1,000                     1,000
          78     Noemi Pollack                     2520                   3,067                     3,067
          79     USA Network                       2530                   2,566                     2,500
          80     USA Network                       2550                   8,338                     8,338
          81     M. G. Young                       2580                   2,066                     2,068
          82     Unallocated Space                 2599          283
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                             283     25,748       26,031       25,748       283           98.9%
------------------------------------------------------------------------------------------------------------------------------------
  26th    83     Century City Chamber              2610-E                 2,254                         0
          84     Premisys (Building Mgmt)          2650-E                10,860                    13,014
          85     Legal Research                    2660                   3,611                     3,611
          86     Centennial Federal                2670                   1,793                     1,793
          87     Mike Manesh                       2680                   1,354                     1,354
          88     Behr & Robinson                   2690                   6,114                     6,114
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     25,986       25,986       25,886       100          100.0%
------------------------------------------------------------------------------------------------------------------------------------
  27th    89     Joseph Blake                      2700                   3,119                     3,119
          90     Cheung Am Corp.                   2710-P                 3,317                     3,317
          91     Fujisankei                        2720                   3,350                     3,350
          92     Davis Management                  2725                     635                       035
          93     Academy of Teutsch                2730                     966                       986
          94     Metropolitan Life                 2740-E                 1,123                     1,123
          95     Ken Linder                        2750                   5,040                     5,040
          96     Dr. Norman Sprague                2760-E                   803                       803
          97     Vacant                            2770-V      1,341                       1         ,341
          98     Epstein Reed                      2790                   6,281                     6,281
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                           1,341     24,634       25,975       25,975         0           94.8%
------------------------------------------------------------------------------------------------------------------------------------
  28th    99     Century Park Inves                2800                  26,207                    26,207
          100    Unallocated Space                 2899          513
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                             513     26,207       26,720       26,207       513           98.1%
------------------------------------------------------------------------------------------------------------------------------------
  29th    100    Century Park Inves                2900                  26,207                    26,207
          101    Unallocated Space                 2999          513
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                             513     26,207       26,720       26,207       513           98.1%
------------------------------------------------------------------------------------------------------------------------------------
  30th    102    The Boston Group                  3000-T                18,522                    18,449
          103    Prudential Insurance              3090                   8,198                     8,198
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                               0     26,720       26,720       26,647        73          10030%
------------------------------------------------------------------------------------------------------------------------------------
  31st    104    Lebovits & David                  3100                   4,576                     4,576
          105    Loepold Petrich                   3110-T                 9,840                    11,304
          106    Barry Fisher                      3160-E                 4,018                     4,018
          107    Kleinberg & Lange                 3180                   8,264                     5,358
          108    Unallocated Space                 3199           22
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                              22     26,698       26,720       25,256     1,464           99.9%
------------------------------------------------------------------------------------------------------------------------------------
  32nd    109    Proskauer Rose (9/97)             3200
          110    Weissburg & Aronso                3200+                 26,528                    26,528
          111    Unallocated Space                 3299          192
------------------------------------------------------------------------------------------------------------------------------------
                     Sub-Total (SF):                             192     26,528       26,720       26,528       192           99.3%
------------------------------------------------------------------------------------------------------------------------------------


Stacking Plan for North Tower        3 of 5

                                                                          [LOGO]

Major Tenant Roster
CENTURY PLAZA TOWERS
2029 Century Park East o North Tower

==========================================================================================================
         Tenant Name/                              Occupied         Lease Dates        Minimum    Adjust
 No.     Description                       Suite     Sqft       Begin       Ending    Rent/PSF     Date
==========================================================================================================

 117     Foley, Lardner, Weisbur           3500     26,720      Mar-97      Feb-09     $25.80
----------------------------------------------------------------------------------------------------------
 118      (53,440 square feet)             3600     26,720      Apr-93      Feb-09     $19.20
==========================================================================================================
 133     Johnson and Higgins               4300      9,432      Jan-96      Mar-09     $14.04      Jan-96
           (137,789 square net)                                                        $16.15      Jan-99
                                                                                       $18.57      Jan-04
----------------------------------------------------------------------------------------------------------
 62                                        1400     25,157      Jan-94      Mar-09     $19.36      Jan-94
                                                                                       $21.23      Jan-99
                                                                                       $23.63      Jan-04
                                                                                       $27.00      Dec-05
----------------------------------------------------------------------------------------------------------
 82                                        2100     25,800      Jan-94      Mar-09     $19.43      Jan-94
                                                                                       $21.23      Jan-99
                                                                                       $22.76      Jan-04
                                                                                       $27.00      Dec-05
----------------------------------------------------------------------------------------------------------
 83                                        2200     25,800      Jan-94      Mar-09     $19.43      Jan-94
                                                                                       $21.23      Jan-99
                                                                                       $22.76      Jan-04
                                                                                       $27.00      Dec-05
----------------------------------------------------------------------------------------------------------
 84                                        2300     25,800      Jan-94      Mar-09     $19.43      Jan-94
                                                                                       $21.23      Jan-99
                                                                                       $22.76      Jan-04
                                                                                       $27.00      Dec-05
----------------------------------------------------------------------------------------------------------
 85                                        2400     25,800      Jan-94      Mar-09     $19.43      Jan-94
                                                                                       $21.23      Jan-99
                                                                                       $22.76      Jan-04
                                                                                       $27.00      Dec-05
==========================================================================================================
 109     Seyfarth, Shaw, Fairweather       3210      6,957      Jan-96      Dec-10     $25.20      Jan-96
           and Geraldson                                                               $27.72
----------------------------------------------------------------------------------------------------------
 113       (44,192 square net)             3270      1,523      Jan-96      Dec-10     $25.20      Jan-96
                                                                                       $27.72
----------------------------------------------------------------------------------------------------------
 114                                       3280      1,687      Jan-96      Dec-10     $25.20      Jan-96
                                                                                       $27.72
----------------------------------------------------------------------------------------------------------
 108                                       3200      7,305      Jan-96      Dec-10     $25.20      Jan-96
                                                                                       $27.72
----------------------------------------------------------------------------------------------------------
 115                                       3300     26,720      Jan-96      Dec-l0     $25.20      Jan-96
                                                                                       $27.72
==========================================================================================================
 70      Strook & Strook & Lavan           1600     20,542      Jun-88      May-96     $25.80
----------------------------------------------------------------------------------------------------------
 75        (46,157 square net)             1800     25,615      Jun-88      May-98     $25.80
==========================================================================================================
 144     Transit Casualty                  4400     19,169      Dec-94      Dec-99     $12.00
----------------------------------------------------------------------------------------------------------
 2         (44,390 square net)             200      25,221      Dec-94      Dec-99     $19.20
==========================================================================================================
 NORTH TOWER Totals (SF):                          325,968               325,968 Total
==========================================================================================================

Major Tenant Roster for North Tower


                                     1 of 1

                                                                          [LOGO]

Rollover Exposure
CENTURY PLAZA TOWERS
2049 Century Pork East o South Tower

----------------------------------------------------------------------------------------------------------------------
  Rollover         Tenant Name/                            Occupied   Percentage    Expiry    Cumulative    Rollover
  Year       No.   Description                    Suite   Area (SF)  of Building      Date       SQFT        Percent
----------------------------------------------------------------------------------------------------------------------

  1996        42   Prudential Securit              1300      15,085         1.3%    Dec-96
              44   Prudential                      1350       6,935         0.6%    Dec-96
              43   Kutack Rock                   1330-E       3,179         0.3%    Dec-96
              83   Century City Chamber          2610-E       2,254         0.2%    Dec-96
              84   Premisys (Building Mgmt)      2650-E      10,860         1.0%    Dec-96
              96   Dr. Nonnan Sprague            2760-E         803         0.1%    Dec-96
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                       39,116         3.5%                39,116          3.5%
----------------------------------------------------------------------------------------------------------------------

  1997       106   Barry Fisher                  3160-E       4,018         0.4%    Jan-97
             110   Weissburg & Aronso             3200+      37,654         3.3%    Feb-97
              94   Metropolitan Life             2740-E       1,123         0.1%    May-97
              85   Legal Research                  2660       3,611         0.3%    Aug-97
             114   Shamrock Investment             3330       3,045         0.3%    Aug-97
              91   Fujisankei                      2720       3,350         0.3%    Sep-97
             131   Aetna Life Insuran              3800      26,948         2.4%    Sep-97
              20   Shahrokh                         720         958         0.1%    Oct-97
              81   M. G. Young                     2580       2,066         0.2%    Oct-97
              24   Transamerica                     790       2,276         0.2%    Nov-97
              52   Saudi Arabian Air               2000       5,361         0.5%    Nov-97
              32   King Weiser                      900      16,032         1.4%    Dec-97
              34   Thompson Trading                 940       1,192         0.1%    Dec-97
              53   Smylie & Selman                 2060      18,674         1.7%    Dec-97
              77   Shin Han Superior               2518       1,000         0.1%    Dec-97
              78   Noemi Pollack                   2520       3,067         0.3%    Dec-97
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                      130,375        11.6%                169,491        15.0%
----------------------------------------------------------------------------------------------------------------------

  1998        19   Jerome Levine                    710       4,181         0.4%    Jan-98
              29   GEMS Intl TV                     830       1,157         0.1%    Jan-98
              23   Marcus Prajogi                   780       1,253         0.1%    Feb-98
             139   HBO                             4100      26,970         2.4%    Feb-98
             140   HBO                             4200      26,970         2.4%    Feb-98
             141   HBO                             4300       6,717         0.6%    Feb-98
             147   HBO                             4370       1,400         0.1%    Feb-98
              28   Int'l Inst Business              825       1,209         0.1%    Apr-98
              89   Joseph Blake                    2700       3,119         0.3%    May-98
              10   Rosenfeld Lindsey                600       4,318         0.4%    Jul-95
              39   Arant Kleinberg                 1080       9,336         0.8%    Jul-98
             125   McDonald & Company              3720       3,559         0.3%    Sep-98
              92   Davis Management                2725         635         0.1%    Nov-98
              22   Laski & Gordon                   760       3,232         0.3%    Dec-98
              62   Tsugawa Investment              2280       1,397         0.1%    Dec-98
              93   Academy of Teutsch              2730         966         0.1%    Dec-98
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                       96,419         8.6%                265,910        23.6%
----------------------------------------------------------------------------------------------------------------------

  1999        55   Murphy Weir                     2100      18,594         1.7%    Jan-99
              71   Brenner & Glassbur              2450       1,771         0.2%    Mar-99
              87   Mike Manesh                     2680       1,354         0.1%    Mar-99
             104   Lebovits & David                3100       4,576         0.4%    Apr-99
              70   Lavely & Singer                 2400      12,119         1.1%    Jun-91
             129   KIA Intertrade                  3770       2,475         0.2%    Jun-99
              90   Cheung Am Corp.                2710P       3,317         0.3%    Jun-99
              35   Berry & Callahan               950-T       2,229         0.2%    Jul-99
              61   Mark Rosenberg                  2270       2,032         0.2%    Aug-99
              98   Epstein Reed                    2790       6,281         0.6%    Sep-99
              25   McGee Willis                   800-T       6,086         0.5%    Sep-99
              64   Comedy Partners                 2295       4,824         0.4%    Oct-99
              76   Army Times Publish              2515         989         0.1%    Oct-99
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                       66,647         5.9%                332,557        29.5%
----------------------------------------------------------------------------------------------------------------------

Stacking Plan for North Tower


                                     1 of 3

                                                                          [LOGO]

Rollover Exposure
CENTURY PLAZA TOWERS
2029 Century Park East o North Tower

----------------------------------------------------------------------------------------------------------------------
  Rollover         Tenant Name/                            Occupied   Percentage    Expiry    Cumulative    Rollover
  Year       No.   Description                    Suite   Area (SF)  of Building      Date       SQFT        Percent
----------------------------------------------------------------------------------------------------------------------

  1996       135   Gibson Dunn (Expired)         4330-E       2,728         0.2%    Apr-96
             128   Alan Goldman                  3950-E       3,176         0.3%    Jun-96
              92   Health & Tennis (EXPIRED)       2800                     0.0%    Jul-96
              91   Tranquest                     2730-E       1,504         0.1%    Nov-96
               8   Envirotech                     420-E         826         0.1%    Dec-96
               7   Jane Teis                      415-E         849         0.1%    Dec-96
             100   DT Joint Ventura              2970-E       1,500         0.1%    Dec-96
               9   Brentnall Turley               422-E       1,754         0.2%    Dec-96
               5   World Cup USA (EXPIRED)          400                     0.0%    Dec-96
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                       12,337         1.1%                12,337          1.1%
----------------------------------------------------------------------------------------------------------------------

  1997       140   Poms, Smith, Lande            4390-E       2,359         0.2%    Jan-97
              32   Pegasus Property               880-E       1,786         0.2%    Feb-97
              22   Barrister Suites               600-E      25,221         2.2%    Apr-97
              34   Largo                          920-E       6,459         0.6%    Apr-97
              38   JVC Entertainment                970       2,170         0.2%    May-97
              48   Martin & Klein                1112-E       1,997         0.2%    Jun-97
              57   GE Investment                 1230-E       2,023         0.2%    Jun-97
              60   Cohen & Johnson               1300-E      17,126         1.5%    Jun-97
              13   Pacific Properties             448-E       1,390         0.1%    Jun-97
              95   Joseph Tabak                    2860       3,694         0.3%    Sep-97
              44   Rosenstein                      1080       2,692         0.2%    Nov-97
              49   Alsace Development              1115       1,636         0.1%    Nov-97
              54   L & S Advisors                  1180       2,823         0.3%    Nov-97
              30   Kenyon Company                   840       1,479         0.1%    Dec-97
              42   Kopple & Klinger                1040       3,426         0.3%    Dec-97
              90   Jack Samuels                    2718       1,841         0.2%    Dec-97
             106   Norris Bishton                  3150       4,039         0.4%    Dec-97
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                       82,181         7.3%                94,498          8.4%
----------------------------------------------------------------------------------------------------------------------

  1998        50   Frederick Cook                  1130       2,842         0.3%    Mar-98
              40   Aaron Cushman                   1010       3,540         0.3%    Apr-98
              59   Alexander, Hallora              1260       5,392         0.5%    May-98
              70   Strook & Strook                 1600      20,542         1.8%    May-98
              75   Strook & Strook                 1800      25,615         2.3%    May-98
              79   Kagan Insurance                 2010       4,651         0.4%    May-98
              10   Concorde Capital                 430       1,338         0.1%    Jun-98
              58   Stan Rosenfield                 1240       1,377         0.1%    Jun-98
              88   Shapiro Posell                  2600      25,800         2.3%    Jun-98
               3   Deloitte & Touche                300      25,221         2.2%    Aug-98
              43   Federman. Grdiley               1060       5,751         0.5%    Aug-98
              55   Freddie MAC                     1190       1,884         0.2%    Aug-98
              12   Paul Livadry                     437       1,306         0.1%    Sep-98
              26   National Rx                      800       6,914         0.6%    Sep-98
             110   Barlow & Kabata                 3230       1,803         0.2%    Oct-98
              11   Warnerlnc                        433         827         0.1%    Nov-98
             102   Kenneth Shellan                 2990       1,425         0.1%    Dec-98
             112   Wyman Isaccs                    3250       5,876         0.5%    Dec-98
             127   AMC                             3945       2,124         0.2%    Dec-98
----------------------------------------------------------------------------------------------------------------------
                       Sub-Total (SF):                      144,228        12.8%                238,726        21.2%
----------------------------------------------------------------------------------------------------------------------

  1999        37   Cruise Fairs                     950       4,758         0.4%    Jan-99
              39   Paul Ray Company                1000       5,531         0.5%    Jan-99
             126   Hitachi                         3940       2,224         0.2%    Jan-99
             141   Sarah Milliken                  4392         919         0.1%    Jan-99
              45   Neumeyer & Boyd                 1100       5,765         0.5%    Mar-99
              41   Zolla & Meyer                   1020       4,296         0.4%    Apr-99
             125   Del Rubel                       3910       8,489         0.8%    Apr-99

Stacking Plan for South Tower


                                     1 of 3

                                                                          [LOGO]

Century City
Summary of Rental and Occupancy Survey
Competitive Office Buildings                                     November 1996

--------------------------------------------------------------------------------
                             Top Tier Second Tier  Third Tier          Total
  TOTALS                      Class A     class B     Class B    All Classes
--------------------------------------------------------------------------------
  Number of Buildings               5          11           4             20
  Building Area (SF)        4,346,495   4,040,873     531,265      8,918,633
  Availabilities
     Direct
       Square feet            196,136     674,652      72,144        942,932
       Ratio                     4.5%       16.7%       13.6%          10.6%
     Sublease
       Square feet             56,701     107,490          --        164,191
       Ratio                     1.3%        2.7%        0.0%           1.8%
     Overall
       Square feet            252,837     782,142      72,144      1,107,123
       Ratio                     5.8%       19.4%       13.6%          12.4%

================================================================================

--------------------------------------------------------------------------------
                             Top Tier Second Tier  Third Tier        Average
  AVERAGES                    Class A     Class B     Class B    All Classes
--------------------------------------------------------------------------------
  Stories                          37          20           5             21
  Building Area (SF)          869,299     367,352     132,816        456,489
  Floor Area (SF)              23,243      18,536      27,961         23,247
  Year Built                    1,980       1,972       1,973          1,975
  Availabilities
     Direct (SF)               13,076      20,444       6,012         13,177
     Sublease (SF)              3,780       3,257          --          2,346
     Overall (SF)               8,428      11,851       3,006          7,762
  Parking Ratio/1,000 SF            1           3           3              2
  Monthly Parking Rates
     Unreserved               $124.00     $106.00     $113.00        $114.33
     Unreserved               $234.00     $179.00     $181.25        $198.08
     Reserved                 $286.00     $238.80     $150.00        $224.93
  Rentable Factor                1.16        1.14        1.14           1.15
  1996 Taxes / Exp PSF        $ 10.50     $  9.50     $ 11.37        $ 10.46

================================================================================

                                  CENTURY CITY
          Rental and Occupancy Survey of Competitive Office Buildings

Top Tier - Class "A" Buildings
==============================================================================================================================
                                                 Building Information                                              Overall
Item  Building Name /                     No. of          Area  Avg. Flr.  Year         Available Space (SF)     Availability
No.   Location                            Stories         (SF)  Area (SF)  Built    Floor(s)   Direct  Sublease      (SF)
==============================================================================================================================
C-1   Sunamerica Center                     39         774,274     19,853  1990            2      968         0
      1999 Avenue of the Stars                                                    2, 25 & 31        0    12,844     Total
                                                                                  ----------   ------    ------
                                                                                                  968    12,844    13,812
------------------------------------------------------------------------------------------------------------------------------
C-2   Fox Plaza                             34         710,692     20,903  1987       Ground    4,053         0
      2121 Avenue of the Stars                                                             0        0         0     Total
                                                                                  ----------   ------    ------
                                                                                                4,053         0     4,053
------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - North          44       1,126,769     25,608  1975      14 - 27        0    33,683
      2029 Century Park East                                                      7, 37 - 44   41,255         0     Total
                                                                                  ----------   ------    ------
                                                                                               41,255    33,683    74,938
------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - South          44       1,125,888     25,588  1975           30        0     8,198
      2049 Century Park East                                                          3 - 44   62,079         0     Total
                                                                                  ----------   ------    ------
                                                                                               62,079     8,198    70,277
------------------------------------------------------------------------------------------------------------------------------
C-3   Century City North                    26         608,872     23,418  1971            9        0     1,976
      10100 Santa Monica Blvd.                                                        2 - 25   87,781         0     Total
                                                                                  ----------   ------    ------
                                                                                               87,781     1,976    89,757
==============================================================================================================================
                    Top Tier Totals        187       4,436,495     23,243           Occupied  198,136    56,701    Vacant
                                                                                              -----------------
                                                                                                    252,837
                                                                                                    Total SF
==============================================================================================================================

                                                                                                                 November 1996
==============================================================================================================================
                                              Quoted                    Occupancy   Parking    Monthly             1996
Item  Building Name /                       Annual Rent          Lease    Ratio      Ratio /   Parking  Rentable  Taxes/
No.   Location                          PSF             PSF       Type  (incl. SL)  1,000 SF    Rates    Factor   Exp PSF
==============================================================================================================================
C-1   Sunamerica Center                $33.00   --    $36.00      FSG     98.2%      3.00       $127     1.175    $12.20
      1999 Avenue of the Stars         $28.80   --    $33.60      FSG                           $220
                                                                                                $286
------------------------------------------------------------------------------------------------------------------------------
C-2   Fox Plaza                        $30.00   --    $30.00      FSG     99.4%      2.75       $130     1.13     $13.00
      2121 Avenue of the Stars           --     --      --         --                           $250

------------------------------------------------------------------------------------------------------------------------------
Subj. Century Plaza Towers - North     $19.80   --    $24.00      FSG     93.3%      2.00       $121     1.157    $ 9.10
      2029 Century Park East           $21.00   --    $26.40      FSG                           $225

------------------------------------------------------------------------------------------------------------------------------
Subj. Century Palza Towers - South     $22.20   --    $22.20      FSG     93.8%      2.00       $121     1.157    $ 9.10
      2049 Century Park                $21.00   --    $26.40      FSG                           $225

------------------------------------------------------------------------------------------------------------------------------
C-3   Century City North               $21.00   --    $21.00      FSG     85.3%      2.50       $121     1.19     $ 9.10
      10100 Santa Monica Blvd.         $24.00   --    $30.00      FSG                           $250

------------------------------------------------------------------------------------------------------------------------------
                    Top Tier Totals    $22.59   --    $28.13             Averages    1.23       $124     1.16     $10.50
                                     Wtd. Avg.      Rental Rate           94.2%                 $234
                                                                                                $286

Top Tier - Class "B" Buildings
==============================================================================================================================
                                                 Building Information                                              Overall
Item  Building Name /                     No. of          Area  Avg. Flr.  Year         Available Space (SF)     Availability
No.   Location                            Stories         (SF)  Area (SF)  Built    Floor(s)   Direct  Sublease      (SF)
==============================================================================================================================
 C-6  Northrop Plaza I                     15        234,091       15,606  1970     Ground         0          0
      1800 Century Park East                                                      2, 4 & 7    13,401          0     Total
                                                                                  --------    ------     ------
                                                                                              13,401          0    13,401
------------------------------------------------------------------------------------------------------------------------------
 C-7  Northrop Plaza II                    19        290,000       15,263  1984    4, 5, 6         0     23,166
      1840 Century Park East                                                         6 & 7    14,976          0     Total
                                                                                  --------    ------     ------
                                                                                              14,976     23,166    38,142
------------------------------------------------------------------------------------------------------------------------------
 C-8  Century Park Plaza                   26        342,187       13,161  1973     Ground     9,475          0
      1801 Century Park East                                                        2 - 21    30,476          0     Total
                                                                                  --------    ------     ------
                                                                                              39,973          0    39,973
------------------------------------------------------------------------------------------------------------------------------
 C-9  Watt Plaza - North Tower             23        412,000       17,913  1981          5         0     21,125
      1875 Century Park East                                                             3    28,757          0     Total
                                                                                  --------    ------     ------
                                                                                              28,757     21,125    49,882
------------------------------------------------------------------------------------------------------------------------------
C-10  Watt Plaza - South Tower             23        412,000       17,913  1982   2, 5, 22         0     30,516
      1925 Century Park East                                                        2 - 19    47,583          0     Total
                                                                                  --------    ------     ------
                                                                                              47,583     30,516    78,099
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 November 1996
==============================================================================================================================
                                              Quoted                    Occupancy   Parking    Monthly             1996
Item  Building Name /                       Annual Rent          Lease    Ratio      Ratio /   Parking  Rentable  Taxes/
No.   Location                          PSF             PSF       Type  (incl. SL)  1,000 SF    Rates    Factor   Exp PSF
==============================================================================================================================
 C-6  Northrop Plaza I                 --      --     --           --    94.3%       3.00       $110     1.16     $12.20
      1800 Century Park East         $22.20    --   $22.80        FSG                           $160

------------------------------------------------------------------------------------------------------------------------------
 C-7  Northrop Plaza II              $21.60    --   $23.40        FSG    86.8%       3.00       $110     1.16     $12.00
      1840 Century Park East         $22.60    --   $24.00                                      $160

------------------------------------------------------------------------------------------------------------------------------
 C-8  Century Park Plaza             $19.20    --   $24.00        FSG    88.3%       2.00       $121     1.13     $10.83
      1801 Century Park East         $19.20    --   $24.00        FSG                           $143
                                                                                                $275
------------------------------------------------------------------------------------------------------------------------------
 C-9  Watt Plaza - North Tower       $19.20    --   $21.00        FSG    87.9%       3.00       $110     1.11     $7.50
      1875 Century Park East         $19.20    --   $25.20        FSG                           $198
                                                                                                $253
------------------------------------------------------------------------------------------------------------------------------
C-10  Watt Plaza - South Tower       $15.00    --   $21.60        FSG    81.0%       3.00       $110     1.11     $7.50
      1925 Century Park East         $19.20    --   $25.20        FSG                           $198
                                                                                                $253
------------------------------------------------------------------------------------------------------------------------------

                       SUMMARY OF COMPARABLE OFFICE LEASES
                               Century City Market

===================================================================================================================================
                                                      Annual PSF Rent
-----------------------------------------------------------------------------------------------------------------------------------
Item                           Lease     Area                                                Expense  Concessions/        Effective
 No.  Property Location        Date   Leased (SF)  Term        Initial        Adjustments     Basis     Comments           FSG Rent
                                                                                                                             PSF
-----------------------------------------------------------------------------------------------------------------------------------
CC-1  Sun America
      1999 Ave. of the Stars
                            a) 1996         3,000  36 mos.          $38.00  Annual Increases  FSG     4 mos. Free rent;    $33.78
                                                             (Average over                            $15 psf TI           3 years
                                                                     Term)
                            b) 1996         4,800  54 mos.                  Annual Increases  FSG     8 mos. Free rent;    $31.83
                                                                    $37.36                            $18 psf TI           5 years
                                                             (Average over
                            c) 1996         3,700  60 mos.           Term)  Annual Increases  FSG     7 mos. Free rent     $35.02
                                                                                                      $20 psf TI           5 years
                                                                    $39.65
                            d) 1996         7,200  60 mos.   (Average over  Annual Increases  FSG     3 mos free rent;     $39.92
                                                                     Term)                            $5 psf TI            5 years

                            e) 1996         1,900  36 mos.          $43.55      Annual 4%     FSG     3 mos free rent;     $36.84
                                                             (Average over                            $5 psf TI            3 years
                                                                     Term)
                            f) 1995         8,000  60 mos.                      Annual 4%     FSG     10 mos. free rent;   $33.96
                                                                    $35.40                            $18 psf TI           5 years

                            g) 1995         5,000  60 mos.                      Annual 4%     FSG     11 mos. free rent    $33.96
                                                                    $36.00                            $20 psf TI           5 years

                            h) 1995         1,300  60 mos.                      Annual 4%     FSG     None free            $39.00
                                                                    $35.40                            $10 psf TI           5 years

                                                                    $36.00
-----------------------------------------------------------------------------------------------------------------------------------
CC-2  Northrop Plaza
      1800 Century Park East
      1840 Century Park East
                            a) 1996         8,000  72 mos.          $21.12         Flat       FSG     None free;           $21.60
                                                                                                      $30 psf TI           6 years
                            b) 1996         2,800  60 mos.          $20.40         Flat       FSG     None free;           $20.40
                                                                                                      $5.50 psf TI         5 years
                            c) 1996        16,000  66 mos.          $21.00         Flat       FSG     None free;           $21.00
===================================================================================================================================

======================

----------------------
Item    Effective Rent
 No.     Adjusted for
             TIs
----------------------
CC-1

            $28.78


            $28.23


            $31.02


            $38.92

            $35.17


            $30.36


            $29.96


            $37.00



----------------------
CC-2


            $16.60

            $19.30

            $15.91
======================

===================================================================================================================================
                                                      Annual PSF Rent
-----------------------------------------------------------------------------------------------------------------------------------
Item                           Lease     Area                                                Expense  Concessions/        Effective
 No.  Property Location        Date   Leased (SF)  Term        Initial        Adjustments     Basis     Comments           FSG Rent
                                                                                                                             PSF
-----------------------------------------------------------------------------------------------------------------------------------
                            f) 1996         2,800  47 mos.          $17.16         Flat       FSG     1 month free rent;   $16.79
                                                                                                      No TI                4 years
                            g) 1996         2,000  36 mos.          $19.44         Flat       FSG     None                 $19.44
                                                                                                                           3 years
                            h) 1995         3,000  60 mos.          $20.76         Flat       FSG     1 mo. free rent      $20.41
                                                                                                      $15 psf TI           5 years
                            i) 1995         3,500  36 mos.          $12.00       Mos. 7-36    FSG     $2.50 psf TI         $19.00
                                                                                   $20.40                                  3 years
-----------------------------------------------------------------------------------------------------------------------------------
CC-4  1880 Century Park East
                            a) 1996        30,000  120 mos.         $22.20         Flat       FSG     None free;           $22.20
                                                                                                      $42 psf TI           10 years
                            b) 1996        10,000  60 mos.          $21.00         Flat       FSG     None free;           $21.00
                                                                                                      $35 psf TI           5 years
                            c) 1996        37,000  120 mos.         $24.60  Avg. over term    FSG     None free;           $24.60
                                                                                                      $47 psf TI
                            d) 1996        21,000  120 mos.         $25.56  Avg. over term    FSG     None free;
                                                                                                      $70 psf TI
                            e) 1996         4,000  60 mos.          $21.00         Flat       FSG     $33 psf TI
-----------------------------------------------------------------------------------------------------------------------------------
CC-5  10100 Santa Monica
        Blvd.                  1995        23,000  30 mos.          $18.00         Flat       FSG     None                 $18.00
                                                                                                      (tenant paid
                                                                                                      commission)
-----------------------------------------------------------------------------------------------------------------------------------
CC-6  1888 Century Park East
                            a) 1996        24,300  120 mos.         $19.80  Yr. 6:   $23.40   FSG     None free;           $21.60
                                                                                                      $20 psf TI           10 years
                            b) 1996        14,900  48 mos.          $19.80         Flat       FSG     None free;           $19.80
                                                                                                      $15 psf TI           4 years
                            c) 1996        85,000  72 mos.          $18.00   Effective rate   FSG     None free;           $18.00
                                                                                                      $5 psf TI            6 years
-----------------------------------------------------------------------------------------------------------------------------------
CC-7  Century Park Plaza
      1801 Century Park East
                            a) 1996         2,900  63 mos.          $23.40         Flat       FSG     3 mos. free rent;    $22.29
                                                                                                      $20 psf TI           5 years
                            b) 1996         5,200  84 mos.          $22.29         Flat       FSG     None free;           $22.29
                                                                                                      $10 psf TI           7 years
===================================================================================================================================

=====================

---------------------
Item
 No.

---------------------
           $16.79

           $19.44

           $17.41

           $18.17

---------------------
CC-4
           $18.00

           $14.00

           $19.90

           $18.56

           $14.40
---------------------
CC-5
           $18.00


---------------------
CC-6
           $19.60

           $16.05

           $17.17

---------------------
CC-7

           $18.29

           $20.86

=====================

                        SUMMARY OF RECENT SUBJECT LEASES
                              Century Plaza Towers

====================================================================================================================================
                                                                                      Annual PSF Rent (FSG)
------------------------------------------------------------------------------------------------------------------------------------
Item          Tenant             Date Signed/        Area  Floor(s)  Tower    Term     Initial  Adjustments    Concessions/
                                   Commence   Leased (SF)                     (mos)                              Comments
====================================================================================================================================
 S-1    Unisys                      10/96           8,937     3      South     60      $22.80      Flat        $21.60 prsf TI
                                     1/97
------------------------------------------------------------------------------------------------------------------------------------
 S-2    Littler, Mendelson, et al    6/96          35,806     5      South    132      $27.84   Yr. 6: $29.40  12 months free rent;
                                    11/96                                                                      $60 prsf TI
------------------------------------------------------------------------------------------------------------------------------------
 S-3    Wasser, Rosenson, et al     10/96           8,407    12      North     60      $24.00      Flat        $17.28 prsf TI
                                    10/96
------------------------------------------------------------------------------------------------------------------------------------
 S-4    Mannis & Phillips            N/A            4,677    12      North     60      $24.00      Flat        $17.28 prsf TI
                                    10/96
------------------------------------------------------------------------------------------------------------------------------------
 S-5    Sources Services            10/96           8,091    13      North     60      $22.80      Flat        $16.65 prsf TI
                                     1/97
------------------------------------------------------------------------------------------------------------------------------------
 S-6    Kessler                      7/96           3,657    15      North     60      $24.60      Flat        1 month free rent;
                                     9/96                                                                      $17.28 prsf TI
------------------------------------------------------------------------------------------------------------------------------------
 S-7    Sitrick & Co.                N/A            1,526    17      North     84      $24.60      Flat        $9.00 prsf TI
                                    12/96
------------------------------------------------------------------------------------------------------------------------------------
 S-8    Queensland Trade             8/96           2,444    21      South     60      $27.00      Flat        $30.00 prsf TI
                                     8/96
------------------------------------------------------------------------------------------------------------------------------------
 S-9    Gems Television              N/A            2,557    22      South     60      $25.20      Flat        $10 prsf TI
                                    10/96
------------------------------------------------------------------------------------------------------------------------------------
 S-10   Mahoney et al                8/96           6,781    24      South     96      $27.00      Flat        3 months free rent;
                                    11/96                                                                      $39.61 prsf TI
------------------------------------------------------------------------------------------------------------------------------------
 S-11   JVC/Largo                   10/96          11,156    25      North     60      $25.80      Flat        $17.28 prsf TI
                                     1/97
------------------------------------------------------------------------------------------------------------------------------------
 S-12   Merrill Lynch                N/A           18,877    28      North    120      $26.16      Flat        $50.00 prsf TI
                                     7/97
------------------------------------------------------------------------------------------------------------------------------------
 S-13   Murphy Marsailles            9/96           8,481    31      North     97      $26.40      Flat        1.5 months free rent;
                                    12/96                                                                      $30.24 prsf TI
------------------------------------------------------------------------------------------------------------------------------------
 S-14   Proskauer, et al             N/A           36,169  32,33     South    120      $27.00      Flat        $51.50 prsf TI
                                     9/97                                    Cancel
                                                                           Rights @ 84
------------------------------------------------------------------------------------------------------------------------------------
 S-15   Seyfarth, Shaw, et al        6/96          44,192    33      North    180      $25.20   Yr. 11: $27.72 $21.00 prsf TI
                                     1/97
------------------------------------------------------------------------------------------------------------------------------------
 S-16   Foley & Larcner              6/96          53,440    35      North    144      $25.80      Flat        $50.00 prsf TI
                                     3/97
------------------------------------------------------------------------------------------------------------------------------------
 S-17   Hok Tak Int.                 6/96           1,695    37      South    120      $24.00      Flat        $19.42 prsf TI
                                     2/97
------------------------------------------------------------------------------------------------------------------------------------
 S-18   Career Images                N/A            1,599    37      South     60      $28.92      Flat        $13.41 prsf TI
                                    11/97
------------------------------------------------------------------------------------------------------------------------------------
 S-19   California Com. Bank         6/96          37,431    42      North    132      $26.52      Flat        $45.44 prsf TI
                                     2/97
====================================================================================================================================


==========================================

------------------------------------------
Item     Effective Rent   Effective Rent
              PSF        Adjusted for TI's
==========================================
 S-1          $22.80            $18.48
             5 years
------------------------------------------
 S-2          $26.16            $20.71
            11 years
------------------------------------------
 S-3          $24.00            $20.54
             5 years
------------------------------------------
 S-4          $24.00            $20.54
             5 years
------------------------------------------
 S-5          $22.80            $19.47
             5 years
------------------------------------------
 S-6          $24.19            $20.73
             5 years
------------------------------------------
 S-7          $24.60            $23.31
             7 years
------------------------------------------
 S-8          $27.00            $21.00
             5 years
------------------------------------------
 S-9          $25.20            $23.20
             5 years
------------------------------------------
 S-10         $26.16            $21.21
             8 years
------------------------------------------
 S-11         $25.80            $22.34
             5 years
------------------------------------------
 S-12         $26.16            $21.16
            10 years
------------------------------------------
 S-13         $25.99            $22.21
             8 years
------------------------------------------
 S-14         $27.00            $21.85
            10 years

------------------------------------------
 S-15         $26.04            $24.64
            15 years
------------------------------------------
 S-16         $25.80            $21.63
            12 Years
------------------------------------------
 S-17         $24.00            $22.06
            12 years
------------------------------------------
 S-18         $28.92            $26.24
             5 years
------------------------------------------
 S-19         $26.52            $22.39
            11 years
==========================================

                                                              Parking Statements
[LOGO: CENTURY PLAZA TOWERS]                                CENTURY PLAZA TOWERS
                              2029 and 2049 Century Park East o Century City, CA

                                               Total NRA (SF)        2,282,381

==============================================================================================================================
                                     1991       PSF           1992      PSF           1993     PSF             1994        PSF
------------------------------------------------------------------------------------------------------------------------------
Revenue
   Monthly Parking             $7,356,975     $3.22     $6,838,514    $3.00     $6,462,246   $2.83       $6,740,058      $2.95
   Validations - Carriage               -         -              -        -              -       -          $31,818      $0.01
   Validations                 $1,502,707     $0.66     $1,594,380    $0.70     $1,518,954   $0.67       $1,438,658      $0.63
   Daily Parking - Carriage             -         -              -        -              -       -         $135,686      $0.06
   Daily Parking               $1,918,502     $0.84     $1,577,579    $0.69     $1,594,274   $0.70       $1,943,616      $0.85
   Interest Income                 $7,028     $0.00         $5,511    $0.00         $3,697   $0.00           $4,168      $0.00
------------------------------------------------------------------------------------------------------------------------------
Total Revenue                 $10,785,212     $4.73    $10,015,983    $4.39     $9,579,171   $4.20      $10,294,005      $4.51
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                 $2,163,000     $0.95     $1,970,341    $0.86     $1,981,970   $0.87       $2,152,967      $0.94
==============================================================================================================================
Net Operating Income           $8,622,212     $3.78     $8,045,643    $3.53     $7,597,201   $3.33       $8,141,038      $3.57
==============================================================================================================================

==============================================================================================================================

==============================================================================================================================
                                                         1996 YTD               Annualized                   Budget
                                     1995       PSF      (Jan-Jun)      PSF           1996     PSF             1996        PSF
------------------------------------------------------------------------------------------------------------------------------
Revenue
   Monthly Parking             $6,493,819     $2.85     $3,368,170    $1.48     $6,736,340   $2.95       $6,951,000      $3.05
   Validations - Carriage         $41,787     $0.02        $38,173    $0.02        $76,346   $0.03          $70,500      $0.03
   Validations                   $887,566     $0.39       $872,366    $0.38     $1,744,732   $0.76       $1,634,700      $0.72
   Daily Parking - Carriage      $200,705     $0.09       $111,444    $0.05       $222,888   $0.10         $207,800      $0.09
   Daily Parking               $1,702,465     $0.75       $947,358    $0.42     $1,894,716   $0.83       $1,644,700      $0.72
   Interest Income                 $5,142     $0.00         $3,081    $0.00         $6,162   $0.00           $4,900      $0.00
------------------------------------------------------------------------------------------------------------------------------
Total Revenue                  $9,331,484     $4.09     $5,340,592     $234    $10,681,184   $4.68      $10,513,600      $4.61
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                 $2,062,088     $0.90     $1,091,903    $0.48     $2,183,806   $0.96       $2,194,972      $0.96
==============================================================================================================================
Net Operating Income           $7,269,396     $3.19     $4,248,689    $1.86     $8,497,378   $3.72       $8,318,628      $3.64
==============================================================================================================================

==============================================================================================================================


                            Income & Expense Trends

                                [GRAPHIC OMITTED]

                 [Line chart depicting Income & Expense Trends]


                              Net Operating Income

                                [GRAPHIC OMITTED]

                   [Bar chart depicting Net Operating Income]

                        1994 Income & Expense Statements
[LOGO]                         CENTURY PLAZA TOWERS
               2029 and 2049 Century Park East - Century City, CA
                                                        Total NRA (SF) 2,282,361

===================================================================================================================
                                1,125,888 SF                     1,128,789 SF
                              North Tower   PSF        (%)     South Tower   PSF       (%)    ABC Entertn      (%)
-------------------------------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.    $20,367,738   $18.09    49.7%    $20,153,752  $17.89    49.1%      $480,000      1.2%
 Rent Commercial                   $3,422    $0.00     0.2%             $0   $0.00     0.0%      $932,977     60.2%
 Temporary Tenant Rent                 $0    $0.00     0.0%        ($6,165) ($0.01)  100.0%            $0      0.0%
 Rent Percentage                       $0    $0.00     0.0%             $0   $0.00     0.0%            $0      0.0%
 Rent Parking / Garage                 $0    $0.00     0.0%        $37,800   $0.03     0.4%            $0      0.0%
 Rent Storage                    $186,392    $0.17    56.8%       $134,035   $0.12    40.8%            $0      0.0%
 Marketing Fund Revenue             ($390)  ($0.00)   -2.8%        $14,375   $0.01   102.8%            $0      0.0%
 Rent Rev (Free Rent)            $860,526    $0.76    28.7%     $2,159,760   $1.92    71.9%            $0      0.0%
 Recovery of Expenses            $781,938    $0.69    47.8%       $823,991   $0.73    50.3%            $0      0.0%
 Rent Net Lease Taxes              $4,485    $0.00     0.9%        $12,116   $0.01     2.4%      $486,272     95.2%
 Misc. Tenant Charges            $436,268    $0.39    47.5%       $397,682   $0.35    43.3%            $0      0.0%
 Misc. Income                     $52,973    $0.05    14.0%       $277,056   $0.25    73.4%        $5,398      1.4%
 Interest Income                 $350,849    $0.31    51.9%       $325,130   $0.29    48.1%            $0      0.0%
 Blanket Insur. Proceeds             $867    $0.00    50.0%           $867   $0.00    50.0%            $0      0.0%
-------------------------------------------------------------------------------------------------------------------
Total Revenue                 $23,045,068   $20.47    38.0%    $24,330,399  $21.59    40.1%    $1,904,647      3.1%

Operating Expenses
 Cleaning                      $1,245,879    $1.11    50.6%     $1,180,908   $1.05    48.0%            $0      0.0%
 Utilities                     $3,444,261    $3.06    45.6%     $2,946,907   $2.62    39.1%            $0      0.0%
 Repairs & Maintenance         $1,836,791    $1.63    48.1%     $1,743,365   $1.55    45.7%        $2,463      0.1%
 General Building                $606,911    $0.54    14.6%       $599,171   $0.53    14.4%           $25      0.0%
 Administrative                  $731,823    $0.65    32.9%     $1,115,034   $0.99    50.1%      $269,082     12.1%
 Management Fee                  $548,554    $0.49    37.2%       $551,568   $0.49    37.4%       $46,826      3.2%
 Property Insurance              $660,878    $0.59    45.3%       $660,878   $0.59    45.3%        $2,984      0.2%
 Real Estate Taxes               $813,185    $0.72    27.1%       $811,825   $0.72    27.1%      $486,272     16.2%
 Other                            $40,403    $0.04    26.6%        $41,349   $0.04    27.2%        $3,342      2.2%
-------------------------------------------------------------------------------------------------------------------
Total Expenses                 $9,928,685    $8.82    37.7%     $9,651,005   $8.57    36.7%      $810,994      3.1%
===================================================================================================================
Net Operating Income          $13,116,383   $11.65    38.2%    $14,679,394  $13.03    42.8%    $1,093,653      3.2%
===================================================================================================================

Deductions
 Interest on Encumbrances              $0    $0.00     0.0%    $21,938,423  $19.47    66.8%            $0      0.0%
 Depreciation Expense         $21,836,647   $19.40  -168.8%     $3,744,361   $3.32   -28.9%    $4,895,958    -37.9%
 Amort. Tenant Alterations     $2,194,543    $1.95    71.4%       $808,917   $0.72    26.3%            $0      0.0%
 Amort. Leasing Commissions      $868,036    $0.77    97.5%             $0   $0.00     0.0%            $0      0.0%
 Other Amortization               ($1,832)  ($0.00)   26.5%        ($5,054) ($0.00)   73.0%            $0      0.0%
 Amort. Mortg. Discount                $0    $0.00     0.0%             50   $0.00     0.0%            $0      0.0%
-------------------------------------------------------------------------------------------------------------------
Total Deductions              $24,897,394   $22.11   104.0%    $26,486,647  $23.51   110.6%    $4,895,958     20.4%

===================================================================================================================
Net Cash Flow                ($11,781,011) ($10.46) -113.6%   ($11,807,253)($10.48) -113.9%   ($3,802,305)   -36.7%
===================================================================================================================

===============================================================================
                                29,724 SF
                               B-Level  PSF        (%)          Garage     (%)
-------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.      $7,998   $0.27     0.0%             $0     0.0%
 Rent Commercial              $613,797  $20.65    39.6%             $0     0.0%
 Temporary Tenant Rent              $0   $0.00     0.0%             $0     0.0%
 Rent Percentage               $45,526   $1.53    99.9%             $0     0.0%
 Rent Parking / Garage              $0   $0.00     0.0%    $10,128,115    96.1%
 Rent Storage                   $7,836   $0.26     2.4%             50     0.0%
 Marketing Fund Revenue             $0   $0.00     0.0%             $0     0.0%
 Rent Rev (Free Rent)         ($16,804) ($0.57)   -0.6%             $0     0.0%
 Recovery of Expenses          $31,229   $1.05     1.9%             $0     0.0%
 Rent Net Lease Taxes           $7,782   $0.26     1.5%             $0     0.0%
 Misc. Tenant Charges          $65,455   $2.20     7.1%             $0     0.0%
 Misc. Income                   $3,613   $0.12     1.0%         $2,202     0.6%
 Interest Income                    $0   $0.00     0.0%             $0     0.0%
 Blanket Insur. Proceeds            $0   $0.00     0.0%             $0     0.0%
-------------------------------------------------------------------------------
Total Revenue                 $766,432  $25.78     1.3%    $10,130,317    16.7%

Operating Expenses
 Cleaning                      $14,635   $0.49     0.6%        $20,882     0.8%
 Utilities                    $212,558   $7.15     2.8%       $942,322    12.5%
 Repairs & Maintenance         $50,207   $1.69     1.3%       $166,386     4.4%
 General Building             $213,964   $7.20     5.1%     $2,746,578    65.9%
 Administrative                $92,726   $3.12     4.2%        $27,875     1.3%
 Management Fee                $17,740   $0.60     1.2%       $296,517    20.2%
 Property Insurance            $40,756   $1.37     2.8%        $92,524     6.3%
 Real Estate Taxes             $49,002   $1.65     1.6%       $839,474    28.0%
 Other                          $1,059   $0.04     0.7%        $65,883    43.3%
-------------------------------------------------------------------------------
Total Expenses                $692,647  $23.30     2.6%     $5,200,441    19.8%
===============================================================================
Net Operating Income           $73,785   $2.48     0.2%     $4,929,876    14.4%
===============================================================================

Deductions
 Interest on Encumbrances           $0   $0.00     0.0%             $0     0.0%
 Depreciation Expense         $512,586  $17.24    -4.0%    $26,587,455  -205.5%
 Amort. Tenant Alterations     $52,407   $1.76     1.7%        $15,949     0.5%
 Amort. Leasing Commissions    $20,594   $0.69     2.3%         $1,642     0.2%
 Other Amortization                 $0   $0.00     0.0%           ($38)    0.5%
 Amort. Mortg. Discount             $0   $0.00     0.0%             $0     0.0%
-------------------------------------------------------------------------------
Total Deductions              $585,587  $19.70     2.4%    $26,605,008   111.1%

===============================================================================
Net Cash Flow               ($511,802) ($17.22)   -4.9%   ($21,675,132) -209.1%
===============================================================================

================================================================================

                        1993 Income & Expense Statements
[LOGO]                         CENTURY PLAZA TOWERS
               2029 and 2049 Century Park East - Century City, CA
                                                        Total NRA (SF) 2,282,381

===================================================================================================================
                                1,125,888 SF                     1,126,769 SF
                              North Tower   PSF        (%)     South Tower   PSF       (%)    ABC Entertn      (%)
-------------------------------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.    $21,095,345   $18.74    49.7%    $20,960,064  $18.60    49.4%      $360,000      0.8%
 Rent Commercial                   $5,258    $0.00     0.7%             $0   $0.00     0.0%      $120,000     17.0%
 Temporary Tenant Rent            $17,450    $0.02    27.7%         $6,165   $0.01     9.8%            $0      0.0%
 Rent Percentage                       $0    $0.00     0.0%             $0   $0.00     0.0%      $877,934    100.0%
 Rent Parking / Garage            $13,980    $0.01     0.1%        $37,800   $0.03     0.4%            $0      0.0%
 Rent Storage                    $195,610    $0.17    26.0%       $182,459   $0.16    24.2%            $0      0.0%
 Marketing Fund Revenue                $0    $0.00     0.0%         $1,200   $0.00   100.0%            $0      0.0%
 Rent Rev (Free Rent)            $952,279    $0.85   363.5%      ($700,670) ($0.62) -267.5%            $0      0.0%
 Recovery of Expenses          $1,282,753    $1.14    47.0%       $942,509   $0.84    34.5%      $469,556     17.2%
 Rent Net Lease Taxes                  $0    $0.00  #DIV/0!             $0   $0.00  #DIV/0!            $0   #DIV/0!
 Misc. Tenant Charges            $486,558    $0.43    53.4%       $339,514   $0.30    37.3%            $0      0.0%
 Misc. Income                    $754,587    $0.67    66.3%       $167,861   $0.15    14.7%        $1,256      0.1%
 Interest Income                 $116,383    $0.10    36.0%       $143,900   $0.13    44.5%         ($353)    -0.1%
 Blanket Insur. Proceeds         $110,058    $0.10   100.0%             $0   $0.00     0.0%            $0      0.0%
-------------------------------------------------------------------------------------------------------------------
Total Revenue                 $25,030,261   $22.23    41.7%    $22,080,802  $19.60    36.7%    $1,828,393      3.0%

Operating Expenses
 Cleaning                      $1,183,570    $1.05    47.4%     $1,291,810   $1.15    51.7%            $0      0.0%
 Utilities                     $3,427,145    $3.04    45.5%     $3,038,748   $2.70    40.4%        $4,334      0.1%
 Repairs & Maintenance         $1,667,696    $1.48    46.6%     $1,823,328   $1.62    51.0%        $3,576      0.1%
 General Building                $551,047    $0.49    14.7%       $561,418   $0.50    15.0%          $619      0.0%
 Administrative                $1,088,584    $0.97    54.1%       $348,227   $0.31    17.2%      $522,118     26.0%
 Management Fee                  $687,788    $0.61    47.4%       $688,023   $0.61    47.4%       $48,556      3.3%
 Property Insurance              $340,024    $0.30    38.8%       $357,384   $0.32    40.8%            $0      0.0%
 Real Estate Taxes               $782,885    $0.70    27.1%       $778,191   $0.69    26.9%      $469,556     16.2%
 Other                            $47,048    $0.04    28.6%        $45,516   $0.04    27.6%        $3,013      1.8%
-------------------------------------------------------------------------------------------------------------------
Total Expenses                 $9,775,787    $8.68    39.5%     $8,930,645   $7.93    36.1%    $1,051,772      4.3%
===================================================================================================================
Net Operating Income          $18,254,474   $13.55    43.2%    $13,150,157  $11.67    37.2%      $776,621      2.2%
===================================================================================================================

Deductions
 Interest on Encumbrances          $7,136    $0.01     0.1%             $0   $0.00     0.0%            $0      0.0%
 Depreciation Expense              $4,485    $0.00     0.1%        $17,145   $0.02     0.2%            $0      0.0%
 Amort. Tenant Alterations     $2,616,502    $2.32    70.7%     $1,040,269   $0.92    28.1%            $0      0.0%
 Amort. Leasing Commissions      $483,642    $0.43    63.5%       $258,019   $0.23    33.9%            $0      0.0%
 Other Amortization                $1,832    $0.00    26.5%         $5,054   $0.00    73.0%            $0      0.0%
 Amort. Mortg. Discount                $0    $0.00     0.0%             $0   $0.00     0.0%            $0      0.0%
-------------------------------------------------------------------------------------------------------------------
Total Deductions               $3,113,597    $2.77    13.7%     $1,320,487   $1.17     5.8%            $0      0.0%

===================================================================================================================
Net Cash Flow                 $12,140,877   $10.78    96.1%    $11,829,670  $10.50    93.6%      $776,621      6.1%
===================================================================================================================

===============================================================================
                               29,724 SF
                               B-Level  PSF        (%)          Garage     (%)
-------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.    ($11,482) ($0.39)    0.0%             $0     0.0%
 Rent Commercial              $582,164  $19.59    82.3%             $0     0.0%
 Temporary Tenant Rent         $39,294   $1.32    62.5%             $0     0.0%
 Rent Percentage                    $0   $0.00     0.0%             $0     0.0%
 Rent Parking / Garage              $0   $0.00     0.0%     $9,748,758    99.5%
 Rent Storage                   $6,046   $0.20     0.8%             $0     0.0%
 Marketing Fund Revenue             $0   $0.00     0.0%             $0     0.0%
 Rent Rev (Free Rent)          $10,343   $0.35     3.9%             $0     0.0%
 Recovery of Expenses          $35,835   $1.21     1.3%             $0     0.0%
 Rent Net Lease Taxes               $0   $0.00  #DIV/0!             $0  #DIV/0!
 Misc. Tenant Charges          $64,953   $2.19     7.1%             $0     0.0%
 Misc. Income                   $2,503   $0.08     0.2%           $370     0.0%
 Interest Income                    $0   $0.00     0.0%             $0     0.0%
 Blanket Insur. Proceeds            $0   $0.00     0.0%             $0     0.0%
--------------------------------------------------------------------------------
Total Revenue                 $729,656  $24.55     1.2%     $9,749,126    16.2%

Operating Expenses
 Cleaning                      $62,021   $2.09     2.5%        $50,620     2.0%
 Utilities                    $212,133   $7.14     2.8%       $644,352    11.2%
 Repairs & Maintenance         $90,610   $3.05     2.5%       $128,730     3.6%
 General Building             $235,006   $7.91     6.3%     $2,464,089    65.7%
 Administrative                $27,591   $0.93     1.4%        $44,897     2.2%
 Management Fee                $20,095   $0.68     1.4%       $268,375    18.5%
 Property Insurance                 $0   $0.00     0.0%       $178,516    20.4%
 Real Estate Taxes             $46,844   $1.58     1.6%       $812,337    20.1%
 Other                            $865   $0.03     0.5%        $67,974    41.3%
--------------------------------------------------------------------------------
Total Expenses                $695,165  $23.39     2.8%     $4,859,890    19.6%
===============================================================================
Net Operating Income           $34,491   $1.16     0.1%     $4,889,236    13.8%
===============================================================================

Deductions
 Interest on Encumbrances           $0   $0.00     0.0%             $0     0.0%
 Depreciation Expense           $5,507   $0.19     0.1%         $1,651     0.0%
 Amort. Tenant Alterations     $39,551   $1.33     1.1%         $3,467     0.1%
 Amort. Leasing Commissions    $20,029   $0.67     2.6%           $374     0.0%
 Other Amortization                 $0   $0.00     0.0%            $38     0.5%
 Amort. Mortg. Discount             $0   $0.00     0.0%             $0     0.0%
-------------------------------------------------------------------------------
Total Deductions               $65,087   $2.19     0.3%         $5,530     0.0%

===============================================================================
Net Cash Flow                 ($30,596) ($1.03)   -0.2%     $4,883,706    38.6%
===============================================================================

================================================================================

Consolidated Income & Expense Statements                    1993 - 1997 Budget
CENTURY PLAZA TOWERS                                [LOGO Century Plaza Towers]
2029 and 2049 Century Park East o Century City, CA

===============================================================================================================
                                       1993          PSF             1994        PSF             1995       PSF
---------------------------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.      $42,411,374       $18.58      $41,020,266     $17.97      $43,699,133    $19.15
 Rent Commercial                   $707,422        $0.31       $1,550,196      $0.68         $592,445     $0.26
 Temporary Tenant Rent              $62,909        $0.03          ($6,165)    ($0.00)              $0     $0.00
 Rent Percentage                   $878,140        $0.38          $45,566      $0.02       $1,104,532     $0.48
 Rent Parking/Garage             $9,800,536        $4.29      $10,541,647      $4.62      $10,014,278     $4.39
 Rent Storage                      $752,437        $0.33         $328,263      $0.14         $725,169     $0.32
 Marketing Fund Revenue              $1,200        $0.00          $13,985      $0.01               $0     $0.00
 Rent Rev (Free Rent)              $261,952        $0.11       $3,003,482      $1.32         $511,917     $0.22
 Recovery of Expenses            $2,729,338        $1.20       $1,637,158      $0.72       $2,146,490     $0.94
 Rent Net Lease Taxes                    $0        $0.00         $510,655      $0.22         $525,694     $0.23
 Misc. Tenant Charges              $910,825        $0.40         $919,213      $0.40         $784,188     $0.34
 Misc. Income                    $1,138,958        $0.50         $377,572      $0.17         $640,609     $0.28
 Interest Income                   $323,163        $0.14         $675,979      $0.30         $930,646     $0.41
 Blanket Insur. Proceeds           $110,058        $0.05           $1,734      $0.00         $145,000     $0.06
---------------------------------------------------------------------------------------------------------------
Total Revenue                   $60,088,312       $26.33      $60,619,551     $26.56      $61,820,101    $27.09

Operating Expenses
 Cleaning                        $2,499,352        $1.10       $2,462,618      $1.08       $2,459,905     $1.08
 Utilities                       $7,526,712        $3.30       $7,546,048      $3.31       $7,140,903     $3.13
 Repairs & Maintenance           $3,578,491        $1.57       $3,815,233      $1.67       $3,100,066     $1.36
 General Building                $3,749,714        $1.64       $4,166,649      $1.83       $4,221,748     $1.85
 Administrative                  $2,011,157        $0.88       $2,226,942      $0.98       $1,464,360     $0.64
 Management Fee                  $1,451,566        $0.64       $1,474,663      $0.65       $1,438,079     $0.63
 Property Insurance                $875,924        $0.38       $1,458,020      $0.64       $2,437,847     $1.07
 Real Estate Taxes               $2,889,813        $1.27       $2,999,758      $1.31       $3,072,789     $1.35
 Other                             $164,698        $0.07         $152,036      $0.07         $141,815     $0.06
---------------------------------------------------------------------------------------------------------------
Total Expenses                  $24,747,427       $10.84      $26,301,967     $11.52      $25,477,512    $11.16

===============================================================================================================
Net Operating Income            $35,340,885       $15.48      $34,317,584     $15.04      $36,342,589    $15.92
===============================================================================================================

Deductions
 Interest on Encumbrances        $9,956,849        $4.36      $10,920,367      $4.78      $10,717,862     $4.70
 Depreciation Expense            $8,206,387        $3.60       $5,258,940      $2.30       $5,041,885     $2.21
 Amort. Tenant Alterations       $3,699,789        $1.62       $6,007,260      $2.63       $4,304,536     $1.89
 Amort. Leasing Commissions        $762,064        $0.33       $1,699,188      $0.74       $1,526,376     $0.67
 Other Amortization                  $6,924        $0.00          ($6,924)    ($0.00)         $67,923     $0.03
 Amort. Mortg. Discount             $71,806        $0.03          $71,806      $0.03          $71,806     $0.03
---------------------------------------------------------------------------------------------------------------
Total Deductions                $22,703,819        $9.95      $23,950,637     $10.49      $21,730,388     $9.52

===============================================================================================================
Net Cash Flow                   $12,637,066        $5.54      $10,366,947      $4.54      $14,612,201     $6.40
===============================================================================================================

===============================================================================================================
                                                            Annualized                    Budget
                                   1996 YTD       PSF             1996         PSF          1997     PSF
---------------------------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.
 Rent Commercial
 Temporary Tenant Rent
 Rent Percentage
 Rent Parking/Garage
 Rent Storage
 Marketing Fund Revenue               See 1996 YTD                   See 1996 YTD           See 1997 Budget
 Rent Rev (Free Rent)                    Exhibit                         Exhibit               Exhibit
 Recovery of Expenses
 Rent Net Lease Taxes
 Misc. Tenant Charges
 Misc. Income
 Interest Income
 Blanket Insur. Proceeds
---------------------------------------------------------------------------------------------------------------
Total Revenue                             $0     $0.00               $0       $0.00           $0     $0.00

Operating Expenses
 Cleaning
 Utilities
 Repairs & Maintenance
 General Building                     See 1996 YTD                   See 1996 YTD           See 1997 Budget
 Administrative                         Exhibit                         Exhibit               Exhibit
 Management Fee
 Property Insurance
 Real Estate Taxes
 Other
---------------------------------------------------------------------------------------------------------------
Total Expenses                            $0     $0.00               $0       $0.00           $0     $0.00
===============================================================================================================
Net Operating Income                      $0     $0.00               $0       $0.00           $0     $0.00
===============================================================================================================

Deductions
 Interest on Encumbrances
 Depreciation Expense
 Amort. Tenant Alterations               See 1996 YTD                   See 1996 YTD           See 1997 Budget
 Amort. Leasing Commissions                Exhibit                         Exhibit               Exhibit
 Other Amortization
 Amort. Mortg. Discount
Total Deductions                          $0     $0.00               $0       $0.00           $0     $0.00

===============================================================================================================
Net Cash Flow                             $0     $0.00               $0       $0.00           $0     $0.00
===============================================================================================================

                        1995 Income & Expense Statements
[LOGO]                        CENTURY PLAZA TOWERS
               2029 and 2049 Century Park East o Century City, CA

                                                     Total NRA (SF)    2,282,381

==================================================================================================================================
                              1,125,888 SF                              1,126,769 SF
                            North Tower          PSF          (%)     South Tower      PSF       (%)       ABC Entertn      (%)
----------------------------------------------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.    $22,700,932       $20.16       51.9%    $20,496,487     $18.19     46.9%        $480,000      1.1%
 Rent Commercial                       $0        $0.00        0.0%             $0      $0.00      0.0%              $0      0.0%
 Temporary Tenant Rent                 $0        $0.00     #DlV/0!             $0      $0.00   #DIV/0!              $0   #DIV/0!
 Rent Percentage                       $0        $0.00        0.0%             $0      $0.00      0.0%      $1,071,754     97.0%
 Rent Parking Garage                   $0        $0.00        0.0%        $37,800      $0.03      0.4%              $0      0.0%
 Rent Storage                    $194,871        $0.17       26.9%       $162,696      $0.14     22.4%              $0      0.0%
 Marketing Fund Revenue                $0        $0.00     #DIV/0!             $0      $0.00   #DIV/0!              $0   #DIV/0!
 Rent Rev (Free Rent)           ($321,693)      ($0.29)     -62.8%       $829,481      $0.74    162.0%              $0      0.0%
 Recovery of Expenses          $1,159,960        $1.03       54.0%       $952,098      $0.84     44.4%              $0      0.0%
 Rent Net Lease Taxes              $4,605        $0.00        0.9%        $15,067      $0.01      2.9%        $498,024     94.7%
 Misc. Tenant Charges            $340,204        $0.30       43.4%       $357,701      $0.32     45.6%            $743      0.1%
 Misc. Income                    $173,842        $0.15       27.1%       $415,951      $0.37     64.9%              $0      0.0%
 Interest Income                 $414,617        $0.37       44.6%       $442,608      $0.39     47.6%         $73,421      7.9%
 Blanket Insur. Proceeds          $72,500        $0.06       50.0%        $72,500      $0.06     50.0%              $0      0.0%
----------------------------------------------------------------------------------------------------------------------------------
Total Revenue                 $24,739,838       $21.97       40.0%    $23,782,389     $21.11     38.5%      $2,123,942      3.4%

Operating Expenses
 Cleaning                      $1,260,380        $1.12       51.2%     $1,166,455      $1.04     47.4%              $0      0.0%
 Utilities                     $3,259,226        $2.89       45.6%     $2,880,405      $2.56     40.3%              $0      0.0%
 Repairs & Maintenance         $1,486,683        $1.32       48.0%     $1,462,026      $1.30     47.2%         ($1,249)     0.0%
 General Building                $714,780        $0.63       16.9%       $715,187      $0.63     16.9%              $0      0.0%
 Administrative                  $591,499        $0.53       40.4%       $742,329      $0.66     50.7%       ($239,506)   -16.4%
 Management Fee                  $616,426        $0.55       42.9%       $560,884      $0.50     39.0%         $26,546      1.8%
 Property Insurance            $1,129,997        $1.00       46.4%     $1,124,029      $1.00     46.1%              $0      0.0%
 Real Estate Taxes               $796,359        $0.71       25.9%       $866,936      $0.77     28.2%        $498,024     16.2%
 Other                            $41,247        $0.04       29.1%        $38,500      $0.03     27.1%          $2,484      1.8%
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                 $9,896,597        $8.79       38.8%     $9,556,751      $8.48     37.5%        $286,299      1.1%
==================================================================================================================================
Net Operating Income          $14,843,241       $13.18       40.8%    $14,225,638     $12.63     39.1%      $1,837,643      5.1%
==================================================================================================================================

Deductions
 Interest on Encumbrances              $0        $0.00        0.0%             $0      $0.00      0.0%              $0      0.0%
 Depreciation Expense          $1,838,987        $1.63       36.5%     $1,891,342      $1.68     37.5%        $167,975      3.3%
 Amort. Tenant Alterations     $2,168,815        $1.93       50.4%     $2,067,247      $1.63     48.0%              $0      0.0%
 Amort. Leasing Commissions      $803,067        $0.71       52.6%       $700,930      $0.62     45.9%              $0      0.0%
 Other Amortization                    $0        $0.00        0.0%        $67,923      $0.06    100.0%              $0      0.0%
 Amort. Mortg. Discount                $0        $0.00        0.0%             $0      $0.00      0.0%              $0      0.0%
----------------------------------------------------------------------------------------------------------------------------------
Total Deductions               $4,810,869        $4.27       22.1%     $4,727,442      $4.20     21.8%        $167,975      0.8%

==================================================================================================================================
Net Cash Flow                 $10,032,372        $8.91       68.7%     $9,498,196      $8.43     65.0%      $1,669,668     11.4%
==================================================================================================================================

============================================================================================
                                   29,724 SF
                                B - Level     PSF       (%)               Garage      (%)
--------------------------------------------------------------------------------------------
Gross income
 Rent Office, Apt, Indust.         $7,664     $0.26     0.0%                  $0        0.0%
 Rent Commercial                 $592,445    $19.93   100.0%                  50        0.0%
 Temporary Tenant Rent                 $0     $0.00  #DIV/0!                  $0     #DIV/0!
 Rent Percentage                  $32,778     $1.10     3.0%                  $0        0.0%
 Rent Parking Garage                   $0     $0.00     0.0%          $9,976,478       99.6%
 Rent Storage                      $7,836     $0.26     1.1%                  $0        0.0%
 Marketing Fund Revenue                $0     $0.00  #DIV/0!                  $0     #DIV/0!
 Rent Rev (Free Rent)              $2,046     $0.07     0.4%                  $0        0.0%
 Recovery of Expenses             $34,432     $1.16     1.6%                  $0        0.0%
 Rent Net Lease Taxes              $7,998     $0.27     1.5%                  $0        0.0%
 Misc. Tenant Charges             $65,410     $2.20     8.3%                  $0        0.0%
 Misc. Income                      $4,467     $0.15     0.7%                $202        0.0%
 Interest Income                       $0     $0.00     0.0%                  $0        0.0%
 Blanket Insur. Proceeds               $0     $0.00     0.0%                  $0        0.0%
--------------------------------------------------------------------------------------------
Total Revenue                    $755,076    $25.40     1.2%          $9,976,680       16.1%

Operating Expenses
 Cleaning                         $14,442     $0.49     0.6%             $18,628        0.6%
 Utilities                       $185,039     $6.23     2.6%            $811,670       11.4%
 Repairs & Maintenance            $34,843     $1.17     1.1%            $117,763        3.8%
 General Building                $214,227     $7.21     5.1%          $2,577,554       61.1%
 Administrative                  $238,812     $8.03    16.3%            $124,687        8.5%
 Management Fee                   $15,127     $0.51     1.1%            $208,357       14.5%
 Property Insurance               $79,105     $2.66     3.2%            $104,716        4.3%
 Real Estate Taxes                $50,203     $1.69     1.6%            $861,267       28.0%
 Other                             $1,289     $0.04     0.9%             $56,649       39.9%
--------------------------------------------------------------------------------------------
Total Expenses                   $833,087    $28.03     3.3%          $4,881,291       19.2%
============================================================================================
Net Operating Income             ($78,011)   ($2.62)   -0.2%          $5,095,389       14.0%
============================================================================================

Deductions
 Interest on Encumbrances              $0     $0.00     0.0%                  $0        0.0%
 Depreciation Expense             $63,117     $2.12     1.3%          $1,262,198       25.0%
 Amort. Tenant Alterations        $52,941     $1.78     1.2%             $15,533        0.4%
 Amort. Leasing Commissions       $20,766     $0.70     1.4%              $1,613        0.1%
 Other Amortization                    $0     $0.00     0.0%                  $0        0.0%
 Amort. Mortg. Discount                $0     $0.00     0.0%                  $0        0.0%
--------------------------------------------------------------------------------------------
Total Deductions                 $136,824     $4.60     0.6%          $1,279,344        5.9%

============================================================================================
Net Cash Flow                   ($214,835)   ($7.23)   -1.5%          $3,816,045       26.1%
============================================================================================

================================================================================

1996 Y-T-D Income & Expense Statements
CENTURY PLAZA TOWERS
2029 and 2049 Century Pork East - Century City, CA

            Total NRA (SF)   2,282,361

=================================================================================================================================
                                Actual                Actual           Estimate             Estimate               Y-T-D(1)
                          Thru 9/30/96   PSF         October  PSF      November    PSF      December    PSF         1996     PSF
---------------------------------------------------------------------------------------------------------------------------------
Gross Income
  Office Rent              $31,305,972 $13.72    $3,769,025  $1.65   $4,031,098   $1.77   $3,631,539   $1.59  $35,874,997  $15.37
  Retail Rent                 $767,533  $0.35       $85,195  $0.04     $101,883   $0.04     $101,863   $0.04     $872,728   $0.38
  Percentage Rent             $970.527  $0.43       $91,480  $0.04     $ 90,733   $0.04      $90,733   $0.04   $1,062,007   $0.47
  Parking Revenue           $8,125,722  $3.56      $861,621  $0.38     $848,960   $0.31     $849,840   $0.37   $8,967,343   $3.94
  Escalation Recovery       $1,648,657  $0.72      $186,731  $0.08     $216,146   $0.09     $216,146   $0.09   $1,835,388   $0.80
  Settlement Fees           $2,580,862  $1.13            $0  $0.00           $0   $0.00           $0   $0.00   $2,580.862   $1.13
  Other Revenue             $1,720,314  $0.75      $229,528  $0.10     $174,204   $0.08     $174,198   $0.08   $1,949,842   $0.85
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue              $47,139,567 $20.65    $5,223,580  $2.29   $5,463,024   $2.39   $5,064,339   $2.22  $52,363,187  $22.94

Operating Expenses
  Cleaning                  $1,965,158  $0.86      $244,763  $0.11     $224,283   $0.10     $233,010   $0.10   $2,209,921   $0.97
  Utilities                 $5,189,345  $2.27      $623,289  $0.27     $553,074   $0.24     $574,360   $0.25   $5,812,634   $2.55
  Repairs & Maintenance     $2,126,105  $0.93      $226,150  $0.10     $251,676   $0.11     $266,410   $0.12   $2,352,255   $1.03
  General Building          $3,046,329  $1.33      $266,652  $0.12     $311,504   $0.14     $298,064   $0.13   $3,312,981   $1.45
  Administrative/Mgmt Fea   $2,708,083  $1.19      $321,472  $0.14     $258,674   $0.11     $382,982   $0.17   $3,029,555   $1.33
  Fixed Expenses            $4,822,687  $2.11      $539,348  $0.24     $562,515   $0.25     $562,599   $0.25   $5,362,035   $2.35
  Interest Expense          $7,893,485  $3.46      $868,934  $0.38     $867,262   $0.38     $865,578   $0.38   $8,762,419   $3.84
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses             $27,751,192 $12.16    $3,090,608  $1.35   $3,029,188   $1.33   $3,183,003   $1.39  $30,841,800  $13.51
---------------------------------------------------------------------------------------------------------------------------------
Net Operating Income       $19,388,395  $8.49    $2,132,972  $0.93   $2,433,836   $1.07   $1,881,336   $0.82  $21,521,387   $9.43
---------------------------------------------------------------------------------------------------------------------------------

                           Annualized(2)        Forecasted(3)
                                 1996     PSF         1996     PSF
-------------------------------------------------------------------------------
Gross income
  Office Rent              $42,089,996  $18.44  $42,737,634  $18.73
  Retail Rent               $1,047,274   $0.46   $1,076,494   $0.47
  Percentage Rent           $1,274,408   $0.56   $1,243,473   $0.54
  Parking Revenue          $10,784,812   $4.73  $10,686,143   $4.68
  Escalation Recovery       $2,202,466   $0.96   $2,267,680   $0.99
  Settlement Fees           $3,097,034   $1.36   $2,580,862   $1.13
  Other Revenue             $2,339,810   $1.03   $2,298,244   $1.01
-------------------------------------------------------------------------------
Total Revenue              $62,835,800  $27.53  $62,890,530  $27.55

Operating Expenses
  Cleaning                  $2,651,905   $1.16   $2,667,214   $1.17
  Utilities                 $6,975,161   $3.06   $6,940,068   $3.04
  Repairs & Maintenance     $2,822,706   $1.24   $2,870,541   $1.26
  General Building          $3,975,577   $1.74   $3,922,549   $1.72
  Administrative/Mgmt Fea   $3,635,466   $1.59   $3,671,211   $1.61
  Fixed Expenses            $6,434,442   $2.82   $6,487.149   $2.84
  Interest Expense         $10,514,903   $4.61  $10,495,259   $4.60
-------------------------------------------------------------------------------
Total Expenses             $37,010,160  $16.22  $37,053,991  $16.23
-------------------------------------------------------------------------------
Net Operating Income       $25,825,640  $11.32  $25,836,539  $11.32
===============================================================================

                                            (1) Y-T-D 1996 Figures based Jan-Oct
                                       (2) Annualized 1996 Figures based Jan-Oct
(3) Forecasted 1996 Figures based on (Actual + Estimates) Delta Towers Joint Venture

                         OFFICE BUILDING VACANCY SURVEY
                           Century City Office Market
                Rental and Occupancy Survey for 4th Quarter 1996

==============================================================================================================================
                                 No. of     Inventory                Available (SF)                     Vacancy Ratios
Building Classes              Buildings    Square Feet     Direct      Sublease       Overall    Direct   Sublease     Overall
==============================================================================================================================
(A) Top Tier "Class A"                5     4,346,495     196,136        56,701        252,837    4.5%      1.3%         5.8%
------------------------------------------------------------------------------------------------------------------------------
(B) Second Tier "Class B"            11     4,040,873     674,652       107,490        782,142   16.7%      2.7%        19.4%
------------------------------------------------------------------------------------------------------------------------------
(C) Third Tier "Class B"              4       531,265      72,144             0         72,144   13.6%      0.0%        13.6%
------------------------------------------------------------------------------------------------------------------------------
    TOTAL                            20     8,918,633     942,932       164,191      1,107,123   10.6%      1.8%        12.4%
==============================================================================================================================

                                [GRAPHIC OMITTED]

                       [Bar Chart of Office Building Data]


                                [GRAPHIC OMITTED]

                       [Bar Chart of Vacancy Ratio Chart]

                          DISCOUNTED CASH FLOW ANALYSIS
 Century Plaza Towers o 2029 & 2049 Century Park East o l0 year holding period

==================================================================================================================================
10-year holding period                1            2            3           4           5           6           7           8
beginning 1/1/97                   CY 1997      CY 1998      CY 1999     CY 2000     CY 2001     CY 2002     CY 2003     CY 2004
----------------------------------------------------------------------------------------------------------------------------------
INCOME
 Potential Rental Revenue         53,288,604   57,678,506   59,223,958  60,829,894  61,991,627  63,116,000  65,715,369  66,983,676
 Absorption & Turnover Vacancy      (896,166)  (1,473,101)    (869,441) (2,000,132) (1,012,862) (1,643,350) (2,643,335) (2,989,967)
 Base Rent Abatements               (846,300)     (48,265)           0           0           0           0           0           0
 Miscellaneous Rental Revenue        533,804      342,027      199,661     176,828     110,897      79,558      78,865      66,288
 CPI & Other Adjustment Revenue      671,042      420,247      240,186     251,737     150,996     188,746     425,148     588,005
 Retail Sales Percent Revenue         44,366       46,634       48,844      42,775      72,578      76,218      79,985      83,884
 Expense Reimbursement Revenue     1,640,733    2,079,975    2,567,658   2,997,562   3,543,792   3,949,168   4,229,498   4,126,460
 Miscellaneous Revenue            13,355,840   13,984,580   14,817,026  16,468,205  17,033,325  17,618,223  18,223,592  18,850,149
----------------------------------------------------------------------------------------------------------------------------------
Potential Gross Income            67,791,923   73,030,603   76,227,892  78,766,869  81,890,353  83,384,563  86,109,122  87,708,495
----------------------------------------------------------------------------------------------------------------------------------
Vacancy/Collection Loss           (3,389,597)  (3,651,530)  (3,811,394) (3,938,344) (4,094,518) (4,169,228) (4,305,456) (4,385,425)
  Average 11-yr Vacancy (%)
   is 7.2%                              6.3%         7.0%         6.1%        7.5%        6.2%        7.0%        8.1%        8.4%
----------------------------------------------------------------------------------------------------------------------------------
Effective Gross Income            64,402,326   69,379,073   72,416,498  74,828,525  77,795,835  79,215,335  81,803,666  83,323,070
==================================================================================================================================

EXPENSES
 Reimbursable Expenses            22,834,447   23,726,827   24,540,151  25,282,122  26,146,674  26,949,726  27,779,556  28,648,952
 Office & Retail Expenses          3,331,128    3,447,718    3,568,388   3,693,281   3,822,548   3,956,336   4,094,807   4,238,126
----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                26,165,575   27,174,545   28,108,539  28,975,403  29,969,222  30,906,062  31,874,363  32,887,078
----------------------------------------------------------------------------------------------------------------------------------
   Operating Expense Ratio             40.6%        39.2%        38.8%       38.7%       38.5%       39.0%       39.0%       39.5%

----------------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME              38,236,751   42,204,528   44,307,959  45,853,122  47,826,613  48,309,273  49,929,303  50,435,992
==================================================================================================================================

DEDUCTIONS
 Tenant Improvements               5,283,032    3,886,214    2,685,925   3,893,783   2,157,564   4,248,378   4,802,702   5,848,227
 Leasing Commissions               2,250,355    1,414,174      986,032   1,403,373     722,538   1,909,067   2,104,034   2,230,783
 Capital Costs & Reserves          8,140,477      703,333      488,989     506,103     523,817     542,151     561,126     580,765
----------------------------------------------------------------------------------------------------------------------------------
Total Deductions                  15,673,864    6,003,721    4,140,946   5,803,259   3,403,919   6,699,596   7,467,862   8,659,775
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
NET CASH FLOW                     22,562,887   36,200,807   40,167,013  40,049,863  44,422,694  41,609,677  42,461,441  41,776,217
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
CASH ON CASH                            4.9%         7.9%         8.7%        8.7%        9.7%        9.1%        9.2%        9.1%
----------------------------------------------------------------------------------------------------------------------------------

======================================================================
10-year holding period                 9           10           11
 beginning 1/1/97                  CY 2005      CY 2006      CY 2007
----------------------------------------------------------------------
INCOME
 Potential Rental Revenue         68,722,996   70,642,963   72,815,038
 Absorption & Turnover Vacancy    (2,344,820)  (1,168,811)  (3,347,980)
 Base Rent Abatements                      0            0            0
 Miscellaneous Rental Revenue         45,000            0            0
 CPI & Other Adjustment Revenue      733,900    1,063,393    1,245,476
 Retail Sales Percent Revenue         87,920       71,833       90,523
 Expense Reimbursement Revenue     4,143,034    4,690,617    5,171,225
 Miscellaneous Revenue            19,498,637   20,169,821   20,864,498
----------------------------------------------------------------------
Potential Gross Income            90,886,667   95,469,816   98,838,778
----------------------------------------------------------------------
 Vacancy/Collection Loss          (4,544,333)  (4,773,491)  (4,841,940)
  Average 11-yr Vacancy (%)
   is 7.2%                              7.6%         6.2%         8.5%
----------------------------------------------------------------------
Effective Gross Income            86,342,334   90,696,325   91,996,838
======================================================================

EXPENSES
 Reimbursable Expenses            29,604,813   30,626,456   31,508,479
 Office & Retail Expenses          4,386,460    4,539,987    4,698,887
----------------------------------------------------------------------
Operating Expenses                33,991,273   35,166,443   36,201,366
----------------------------------------------------------------------
   Operating Expense Ratio             39.4%        38.8%        39.4%

----------------------------------------------------------------------
NET OPERATING INCOME              52,351,061   55,529,882   55,789,472
======================================================================

DEDUCTIONS
 Tenant Improvements               5,235,768    2,416,851    4,812,694
 Leasing Commissions               1,970,041    1,042,216    2,111,308
 Capital Costs & Reserves            601,092      622,130      643,905
----------------------------------------------------------------------
Total Deductions                   7,806,901    4,081,197    7,567,907
----------------------------------------------------------------------

=========================================================
NET CASH FLOW                     44,544,160  665,132,877
=========================================================

---------------------------------------------------------
CASH ON CASH                            9.7%        11.2%
---------------------------------------------------------


AVG. CASH ON CASH                       8.8%
FIVE YEAR AVERAGE                       8.0%
INITIAL CAP. RATE                       6.3%
--------------------------------------------
TERMINAL CAP. RATE                      9.0%
TRANSACTION COST                        1.0%
DISCOUNT RATE                          10.5%
--------------------------------------------
REVERSIONARY VALUE              $613,684,192
--------------------------------------------
NET PRESENT VALUE (NPV)         $459,627,593
--------------------------------------------
NRV - Per Square Foot                $201.38


============================================================
                        VALUE MATRIX
                     Low-Range     Mid-Range        Hi-Range
------------------------------------------------------------
Discount Rate            10.0%         10.5%           11.0%
Net Present Value $475,639,916  $459,627,593    $444,311,719
NPV (PSF)              $208.40       $201.38         $194.67
============================================================

               Total Bldg (SF):   2,282,381


               Net Operating Income (NOI) vs. Net Cash Flow (NCF)

                               [GRAPHIC OMITTED]

         [Line graph depicting Net Operating Income vs. Net Cash Flow]

================================================================================

                 Comparative Analysis of U.S. Treasuries & REITS
                          August 1995 through July 1996

---------------------------------------------------------------------------------------------------------------------------------
                           United States Treasury Yields                            Real Estate Investment Trust Yields
---------------------------------------------------------------------------------------------------------------------------------
Period             Long-Term       Intermediate       Short-Term           Equity         Mortgage        Hybrid            All
---------------------------------------------------------------------------------------------------------------------------------
Jul-96                7.14             6.69              6.16                7.3             9.8            7.8             7.5
Jun-96                7.25             6.76              6.24                7.3             9.0            7.8             7.4
May-96                7.09             6.53              6.03                7.4             9.0            7.8             7.5
Apr-96                6.98             6.39              5.93                7.5            10.2            7.7             7.7
Mar-96                6.75             6.11              5.67                7.4             9.9            7.8             7.5
Feb-96                6.37             5.58              5.10                7.2             8.8            7.8             7.4
Jan-96                6.12             5.45              5.13                7.2             8.4            7.5             7.3
Dec-95                6.16             5.58              5.36                7.4             9.0            7.7             7.5
Nov-95                6.37             5.79              5.54                7.8             8.9            8.1             7.8
Oct-95                6.49             5.95              5.74                7.7             8.9            7.9             7.8
Sep-95                6.69             6.11              5.85                7.5             8.9            7.9             7.6
Aug-95                6.96             6.37              6.05                7.7             8.3            8.2             7.7
---------------------------------------------------------------------------------------------------------------------------------
Average               6.70             6.11              5.73               7.45            9.09           7.83            7.56
=================================================================================================================================

                                [GRAPHIC OMITTED]


                    [Line Chart of Comparative Analysis Trend
                         August 1995 through July 1996]

Century Plaza Towers o Century City, CA
INCOME & EXPENSE PROFORMA

------------------------------------------------------------------
                                                          Combined
Calendar Year Beginning January 1997                        PSF
------------------------------------------------------------------

Gross Income

Potential Rental Revenue               $53,288,604          $23.35
Absorption & Turnover Vacancy             (896,166)          (0.39)
Base Rent Abatements                      (846,300)          (0.37)
Miscellaneous Rental Revenue               533,804            0.23
CPI & Other Adjustment Revenue             671,042            0.29
Retail Sales Percent Revenue                44,366            0.02
Expense Reimbursement Revenue            1,640,733            0.72
Miscellaneous Revenue                   13,355,840            5.85
Vacancy / Collection Loss               (3,389,597)          (1.49)
----------------------------------------------------   -----------
Effective Gross Income                 $64,402,326          $28.22
----------------------------------------------------   -----------

Operating Expenses

Reimbursable Expenses                  $22,834,447          $10.00
Office & Retail Expenses                 3,331,128            1.46
----------------------------------------------------   -----------
Total Expenses                         $26,165,575          $11.46
----------------------------------------------------   -----------

------------------------------------------------------------------
Total Net Operating Income             $38,236,751          $16.75
==================================================================

VALUE TABLE                    Total Rentable Area SF: 2,282,381
------------------------------------------------------------------
           Indicated Value                  Cap Rate           PSF
------------------------------------------------------------------
            $477,959,388                      8.0%         $209.41
            $449,844,129                      8.5%         $197.09
            $424,852,789                      9.0%         $186.14
            $402,492,116                      9.5%         $176.35
            $382,367,510                     10.0%         $167.53
            $364,159,533                     10.5%         $159.55
            $347,606,827                     11.0%         $152.30

                                [GRAPHIC OMITTED]

                        [Photo of Century Plaza Towers]